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                      STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2006
                      (as Supplemented September 29, 2006)

                      [LOGO OF WINSLOW GREEN GROWTH FUND]

                             INSTITUTIONAL SHARES
                                INVESTOR SHARES

INVESTMENT ADVISER:

     Winslow Management Company, LLC
     99 High Street, 12th Floor
     Boston, Massachusetts 02110

ACCOUNT INFORMATION AND SHAREHOLDER SERVICES:

     Citigroup Fund Services, LLC
     P.O. Box 446
     Portland, Maine 04112
     (888) 314-9049

This Statement of Additional Information (the "SAI") supplements the Prospectus dated May 1, 2006, as may be amended from time to time, offering Institutional Shares and Investor Shares of the Winslow Green Growth Fund (the "Fund"), a separate series of Forum Funds, a registered, open-end management investment company (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

Financial statements for the Fund for the period ended December 31, 2005 are included in the Annual Report to shareholders and are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

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TABLE OF CONTENTS


Glossary...................................................................   1

Investment Policies and Risks..............................................   2

Investment Limitations.....................................................  15

Management.................................................................  18

Portfolio Transactions.....................................................  26

Purchase and Redemption Information........................................  30

Taxation...................................................................  32

Other Matters..............................................................  36

Appendix A - Description of Securities Ratings............................. A-1

Appendix B - Miscellaneous Tables.......................................... B-1

Appendix C - Proxy Voting Procedures....................................... C-1


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GLOSSARY

As used in this SAI, the following terms have the meanings listed.

     "Accountant" means Citigroup.

     "Administrator" means Citigroup.

     "Adviser" means Winslow Management Company, LLC.

     "Board" means the Board of Trustees of the Trust.

     "Citigroup" means Citigroup Fund Services, LLC.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Custodian" means Citibank, N.A.

     "Distributor" means Foreside Fund Services, LLC, the distributor of the Fund's shares.

     "Independent Trustee" means a Trustee that is not an interested person of the Trust as that term is defined in Section 2 (a) (19) of the 1940 Act.

     "Fitch" means Fitch Ratings.

     "Fund" means Winslow Green Growth Fund.

     "IRS" means Internal Revenue Service.

     "Moody's" means Moody's Investors Service.

     "NAV" means net asset value per share.

     "NRSRO" means a nationally recognized statistical rating organization.

     "SAI" means Statement of Additional Information.

     "SEC" means the U.S. Securities and Exchange Commission.

     "S&P" means Standard & Poor's Corporation, a Division of the McGraw Hill Companies.

     "Transfer Agent" means Citigroup.

     "Trust" means Forum Funds.

     "U.S." means United States.

     "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     "1933 Act" means the Securities Act of 1933, as amended.

     "1940 Act" means the Investment Company Act of 1940, as amended.

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INVESTMENT POLICIES AND RISKS

The Fund is a diversified series of the Trust. The Fund invests at least 80% of its net assets (plus borrowings) in equity securities of domestic companies that are environmentally responsible. Environmentally responsible companies include both those that create products or provide services that offer solutions to environmental problems and promote a healthier environmental future, as well as those that operate responsibly with regard to the environment. The Adviser considers the investment in environmentally responsible companies to constitute environmentally effective investing. Please refer to the Fund's prospectus for a more expansive discussion of the Fund's investment policies. This section discusses in greater detail than the Fund's Prospectus certain investments that the Fund can make in connection with the implementation of its investment policies.

                               EQUITY SECURITIES

GENERAL

COMMON AND PREFERRED STOCK. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

CONVERTIBLE SECURITIES. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company's capital structure but are usually subordinate to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

The Fund may invest up to 10% of its assets in convertible securities.

WARRANTS AND RIGHTS. Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. The Fund will limit its purchases of warrants to not more than 10% of the value of its total assets. The Fund may also invest up to 10% of its total assets in stock rights. A stock right is an option given to a shareholder to buy additional shares at a predetermined price during a specified time.

DEPOSITARY RECEIPTS. Depositary receipts include sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets. The Fund invests in depositary receipts in order to obtain exposure to foreign securities markets.

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The Fund may invest in sponsored and unsponsored ADRs. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company and are designed for use in U.S. securities markets. The Fund may invest in depositary receipts in order to obtain exposure to foreign securities markets.

REAL ESTATE INVESTMENT TRUSTS. Real Estate Investment Trusts ("REITS") are companies that (1) own, manage, or lease commercial real estate; (2) invest in loans for real estate development or securities backed by real estate (i.e. mortgage backed securities); or (3) finance loans for real estate development. A REIT does not pay Federal income tax on income it generates or earns if certain requirements are satisfied including (1) the REIT invests at least 75% of its total assets in real property and (2) the REIT distributes at least 90% of its income as a dividend to shareholders.

RISKS

COMMON AND PREFERRED STOCK. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

The Fund's investment in preferred stocks is subject to the credit risk relating to the financial condition of the issuers of those securities. To limit credit risk, the Fund may only invest in preferred stocks that are rated "Baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase. The Fund may purchase unrated preferred securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of securities, including preferred stocks. A description of the range of ratings assigned to preferred stocks by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Adviser will determine whether the Fund should continue to hold the obligation. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss. Credit ratings attempt to evaluate the safety of principal and dividend or interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

CONVERTIBLE SECURITIES. Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

WARRANTS AND RIGHTS. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

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DEPOSITARY RECEIPTS. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depository of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

REITS. Investments in REITs involve certain risks including real estate risk, diversification risk, interest rate/prepayment risk, and credit risk. Specifically, changes in the real estate market may affect the value of the real estate in which a REIT directly or indirectly invests and thus the profitability of the REIT. Additionally, a REIT's portfolio may not be diversified to include a variety of investment property types or properties located in a variety of geographical regions. Accordingly, economic changes may have a greater effect on a REIT's profitability than on an alternative investment that invests in a number of different types of investments and issues located in variety of geographical locations. A change in interest rates may also affect the value of the real estate in which a REIT directly or indirectly invests. Specifically, an increase in interest rates may cause the value of a REIT's investment in real estate loans or securities backed by real estate to decline. Alternatively, a decline in interest rates may affect a REIT's yield if the loans or real estate related securities in which the REIT invests are prepaid requiring the REIT to invest in loans or real estate related securities with lower yields. Finally, with respect to a REIT's financing of real estate loans and investment in loans or other real estate backed securities, there is the risk that the debtor on a loan or the issuer of the real estate backed security will be unable to make timely payments of interest or principal or to otherwise honor is obligations.

                                DEBT SECURITIES

Although the Fund does not currently anticipate investing in debt securities, the Fund may, in the future, invest a small portion of its total assets in the following obligations:

GENERAL

CORPORATE DEBT OBLIGATIONS. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Fund may also invest in corporate debt securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds). The Fund restricts its purchases of these securities to issues denominated and payable in U.S. dollars. All obligations of non-U.S. issuers purchased by the Fund will be issued or guaranteed by a sovereign government, by a supranational agency whose members are sovereign governments, or by a U.S. issuer in whose debt securities the Fund can invest.

U.S. GOVERNMENT SECURITIES. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the U.S. (such as mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the U.S. must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

MORTGAGE-RELATED SECURITIES. Mortgage-related securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

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Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions, which originate mortgages for the pools as well as credit standards, and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-related securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities' effective maturities.

GOVERNMENT AND AGENCY MORTGAGE-RELATED SECURITIES. The principal issuers or guarantors of mortgage-related securities are the Government National Mortgage Association ("GNMA"), Fannie Mae ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA, a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development ("HUD"), creates pass-through securities from pools of government guaranteed (Federal Housing Authority or Veterans Administration) mortgages. The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. Government.

FNMA, which is a U.S. Government-sponsored corporation owned entirely by private stockholders that is subject to regulation by the Secretary of HUD, and FHLMC, a corporate instrumentality of the U.S. Government, issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. FNMA guarantees full and timely payment of all interest and principal, and FHMLC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Mortgage-related securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-related securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-related securities is smaller and less liquid than the market for mortgage-related securities issued by U.S. government issuers.

STRIPPED MORTGAGE-RELATED SECURITIES. Stripped mortgage-related securities are multi-class mortgage-related securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-related securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate, and that may be subject to certain limits. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or changes in the issuer's

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creditworthiness. Changes in the interest rates on ARMs may lag behind changes in prevailing market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, the Fund could suffer some principal loss if the Fund sold the securities before the interest rates on the underlying mortgages were adjusted to reflect current market rates. Some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rates during a specified period or over the life of the security.

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are multiple-class debt obligations that are fully collateralized by mortgage-related pass-through securities or by pools of mortgages issued by GNMA, FHLMC or FNMA ("Mortgage Assets"). Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as "tranches") of CMOs have priority over other classes with respect to the receipt of mortgage prepayments.

Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and that have multiple classes similar to those of CMOs. Payments of principal and of interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-related securities ("PAC Bonds") are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-related securities.

ASSET-BACKED SECURITIES. Asset-backed securities, which have structural characteristics similar to mortgage-related securities, but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities depend largely on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization. Asset-backed securities have structures and characteristics similar to those of mortgage-related securities and, accordingly, are subject to many of the same risks, although often to a greater extent.

VARIABLE AND FLOATING RATE SECURITIES. Debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as "inverse floaters"). Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This mechanism may increase the volatility of the security's market value while increasing the security's yield.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right,

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after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of the Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

ZERO-COUPON SECURITIES. Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value and do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date. The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. The original issue discount on the zero-coupon securities must be included ratably in the income of a Portfolio (and thus an investor's) as the income accrues, even though payment has not been received. Because interest on zero-coupon securities is not paid on a current basis but is in effect compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations, which distribute income regularly.

Zero-coupon securities may be securities that have been stripped of their unmatured interest stream. Zero-coupon securities may be custodial receipts or certificates, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. The underwriters of these certificates or receipts generally purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. Government Security. These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Treasury securities but are not supported by the issuer of the U.S. Government Security. The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

FINANCIAL INSTITUTION OBLIGATIONS. Financial institution obligations include certificates of deposit, bankers' acceptances, time deposits and other short-term debt obligations. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft that has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which could reduce the Fund performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on the Fund's right to transfer a beneficial interest in the deposits to third parties.

The Fund may invest in Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the U.S.; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the U.S.; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are issued by Canadian offices of major Canadian banks. Each of these instruments is U.S. dollar denominated.

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RISKS

GENERAL. The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All debt securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's debt securities. As a result, an investment in the Fund is subject to risk even if all debt securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain debt securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on debt securities are dependent on a variety of factors, including the general conditions of the debt securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. Bankruptcy, litigation or other conditions, may impair an issuer's ability to pay, when due, the principal of and interest on its debt securities may become impaired.

CREDIT RISK. The Fund's investments in debt securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund will only purchase debt securities that are rated in the top four long-term categories by an NRSRO or in the top two short-term categories by an NRSRO ("investment grade securities"). The lowest ratings that are investment grade for corporate bonds, including convertible bonds, are "Baa" in the case of Moody's and "BBB" in the case of S&P and Fitch. The Fund may purchase unrated securities if the Adviser at the time of purchase, determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities. The Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund's lowest permissible rating category if the Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. A description of the range of ratings assigned to various types of securities by several NRSROs is included in Appendix A.

Moody's, Standard & Poor's and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. The Adviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are not, however, absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Consequently, similar securities with the same rating may have different market prices. In addition, rating agencies may fail to make timely changes in credit ratings and the issuer's current financial condition may be better or worse than a rating indicates.

MORTGAGE-RELATED SECURITIES. The value of mortgage-related securities may be significantly affected by changes in interest rates, the markets' perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize mortgage-related securities depends in part upon the ability of the Advisers to forecast interest rates and other economic factors correctly. Some mortgage-related securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-related security will influence the yield of that security, affecting the Fund's yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other debt securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-related securities, reducing their sensitivity to changes in market interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to an unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-related securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or
(2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage-related securities, although the credit enhancement may increase the costs of the mortgage-related securities.

ASSET-BACKED SECURITIES. Like mortgage-related securities, the collateral underlying asset-backed securities are subject to prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Primarily, these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-related securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-related securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

                                    OPTIONS

GENERAL

The Fund may invest in options contracts. The Fund may seek to hedge against a decline in the value of securities it owns or an increase in the price of securities that it plans to purchase by purchasing options and writing (selling) covered options. The Fund may purchase or write options on securities in which it invests and on any securities index based in whole or in part on securities in which it may invest. The Fund may only invest in options traded on an exchange or in an over-the-counter market.

The Trust, on behalf of the Fund, has filed a notice with the National Futures Association claiming exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "Act") and therefore the Fund is not subject to registration or regulation as a pool operator under the Act.

OPTIONS STRATEGIES

OPTIONS ON SECURITIES. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors, including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, and interest rates.

OPTIONS ON INDICES. An index assigns relative values to the securities in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the index.

LIMITATIONS ON OPTIONS

The Fund will not hedge more than 30% of its total assets by buying put options and writing call options. In addition, the Fund will not write put options whose underlying value exceeds 5% of the Fund's total assets. The Fund will also not purchase call options if the underlying value of all such options would exceed 5% of the Fund's total assets. The Fund will not enter into options contracts if immediately thereafter more than 5% of the Fund's total assets would be invested in options contracts.

RISKS

There are certain investment risks associated with options transactions. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and
(4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund's ability to limit exposures by closing its positions.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. The Fund's activities in the options market may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund's yield or return.

                             REPURCHASE AGREEMENTS

GENERAL

The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, the Custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements allow the Fund to earn income on its uninvested cash for periods as short as overnight, while retaining the flexibility to pursue longer-term investments.

RISKS

Repurchase Agreements involve credit risk. Credit risk is the risk that a counterparty to a transaction will be unable to honor its financial obligation. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, the Fund may have difficulties in exercising its rights to the underlying securities or currencies, as applicable. The Fund may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss. Failure by the other party to deliver a security or currency purchased by the Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow the Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk with respect to repurchase agreements.

                      ILLIQUID AND RESTRICTED SECURITIES

GENERAL

The term "illiquid securities", as used herein, means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options;
(3) securities which are not readily marketable; and (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

RISKS

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to cause an issuer to register a restricted security in order to dispose of it, resulting in expense and delay. Generally, the Fund would not have the right to require an issuer to register a restricted security. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

DETERMINATION OF LIQUIDITY

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

                              FOREIGN SECURITIES

Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, and changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of foreign investors' assets.

Moreover, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to the Fund's shareholders; commission rates payable on foreign transactions are generally higher than in the U.S.; foreign accounting, auditing and financial reporting standards differ from those in the U.S. and, accordingly, less information may be available about foreign companies than is available about issuers of comparable securities in the U.S.; and foreign securities may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will also affect the value in U.S. dollars of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the U.S., many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

The Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities held by the Fund.

FOREIGN CURRENCY TRANSACTIONS. Although the Fund has no present intent of conducting foreign currency contracts, the Fund may, in the future, conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract ("forward contract") involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. The Fund enters into forward contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. A Portfolio will not enter into forward contracts for speculative purposes. The Fund will not have more than 10% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's investment securities or other assets denominated in that currency.

If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.

In addition, there is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. The Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

                             LEVERAGE TRANSACTIONS

GENERAL

The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into purchasing securities on a when-issued, delayed delivery or forward commitment basis (including dollar roll transactions) and the use of swaps and related agreements are transactions that result in leverage. The Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return.

BORROWING. The Fund may borrow money from banks for temporary or emergency purposes in an amount up to 33 1/3% of the Fund's total assets. The purchase of securities is prohibited if the Fund's borrowing exceeds 5% or more of the Fund's total assets.

SECURITIES LENDING. The Fund may lend portfolio securities in an amount up to 33 1/3% of its total assets to brokers, dealers and other financial institutions. Securities loans must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

The Fund will not enter into a when-issued or forward commitment if, as a result, more than 10% of the Fund's total assets would be committed to such transactions.

DOLLAR ROLL TRANSACTIONS. The Fund may enter into "dollar roll" transactions. Dollar roll transactions are transactions in which the Fund sells securities to a bank or securities dealer, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. During the period between the commitment and settlement, no payment is made for the securities purchased and no interest or principal payments on the securities accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Fund will engage in dollar roll transactions for the purpose of acquiring securities for their investment portfolios.

The Fund limits its obligations on dollar roll transactions to 10% of the Fund's net assets.

SWAPS, CAPS, FLOORS AND COLLARS. The Fund may enter into interest rate, currency and mortgage (or other asset) swaps, and may purchase and sell interest rate "caps," "floors" and "collars." Interest rate swaps involve the exchange by the Fund and a counterparty of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Mortgage swaps are similar to interest rate swap agreements, except that the contractually-based principal amount (the "notional principal amount") is tied to a reference pool of mortgages. Currency swaps' notional principal amount is tied to one or more currencies, and the exchange commitments can involve payments in the same or different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on the notional principal amount from the party selling the cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling such floor. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

The Fund will enter into these transactions primarily to preserve a return or a spread on a particular investment or portion of its portfolio or to protect against any interest rate fluctuations or increase in the price of securities it anticipates purchasing at a later date. The Fund uses these transactions as a hedge and not as a speculative investment, and will enter into the transactions in order to shift the Fund's investment exposure from one type of investment to another.

The use of interest rate protection transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser incorrectly forecasts market values, interest rates and other applicable factors, there may be considerable impact on the Fund's performance. Even if the Adviser is correct in their forecasts, there is a risk that the transaction may correlate imperfectly with the price of the asset or liability being hedged.

The Fund limits its total investment in swaps, caps, floors and collars to 10% of the Fund's total assets.

RISKS

Leverage creates the risk of magnified capital losses. Losses incurred by the Fund may be magnified by borrowings and other liabilities that exceed the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the net asset value of the Fund's securities and the relatively greater effect on the net asset value of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

SEGREGATED ACCOUNTS. In order to attempt to reduce the risks involved in various transactions involving leverage, the Custodian will set aside and maintain, in a segregated account, cash and liquid securities. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions.

                         TEMPORARY DEFENSIVE POSITION

The Fund may invest in prime quality money market instruments, pending investment of cash balances. The Fund may also assume a temporary defensive position and may invest without limit in prime quality money market instruments. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers' acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

                              CORE AND GATEWAY(R)

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

INVESTMENT LIMITATIONS

For purposes of all investment policies of the Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund and the Fund's investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund, including the Fund's policy of investing at least 80% of its net assets (including borrowing) in the equity securities of domestic companies that (1) create products or provide services that offer solutions to environmental problems and promote a healthier environmental future or
(2) integrate the principles of waste management, pollution prevention, or efficient use of natural resources into its business practices (collectively, "green companies"), may be changed by the Board without shareholder approval. The Fund must provide shareholders with prior notice if it decreases the percentage limitations with respect to investments in equity securities of green companies. The Fund's investment policy of investing in green companies is described in the prospectus.

                            FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval. The Fund may not:

BORROWING MONEY

Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund's total assets.

CONCENTRATION

Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the U.S. ("municipal securities") or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies provided that the Fund treats the assets of the investment companies in which it invests as its own for this policy.

DIVERSIFICATION

With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or security of an investment company) if, as a result:
(1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of a single issuer.

UNDERWRITING ACTIVITIES

Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

MAKING LOANS

Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

PURCHASES AND SALES OF COMMODITIES

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

ISSUANCE OF SENIOR SECURITIES

Issue senior securities except pursuant to Section 18 of the 1940 Act.

                          NON-FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

SECURITIES OF INVESTMENT COMPANIES

Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

SHORT SALES

Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

ILLIQUID SECURITIES

Invest more than 15% of its net assets in illiquid assets such as:
(1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

PURCHASES ON MARGIN

Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

BORROWING

Purchase or otherwise acquire any security if the Fund's borrowing exceeds 5% or more of the value of its total assets.

EXERCISING CONTROL OF ISSUERS

Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

MANAGEMENT

                      TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for oversight of the management of the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another investment company (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the same capacities as noted below for Monarch Funds. Mr. Keffer is considered an Interested Trustee due to affiliation with a Trust adviser and the Trust's Distributor over the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. The address for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise noted. Each Trustee oversees thirty-one portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds, a registered investment company within the Fund Complex. John Y. Keffer is an Interested Trustee/Director of Monarch Funds and Wintergreen Fund, Inc., another registered open-end investment company.


                         POSITION    LENGTH        PRINCIPAL OCCUPATION(S)
                         WITH THE    OF TIME               DURING
NAME, AGE AND ADDRESS     TRUST      SERVED             PAST 5 YEARS
---------------------   ---------- ----------- -------------------------------
INDEPENDENT TRUSTEES

J. Michael Parish       Chairman   Trustee     Retired; Partner, Wolf, Block,
Born: November 9, 1943  of the     since 1989  Schorr and Solis-Cohen LLP (law
                        Board;     (Chairman   firm) 2002 - 2003; Partner,
                        Trustee;   since 2004) Thelen Reid & Priest LLP (law
                        Chairman,              firm) 1995 - 2002.
                        Compliance
                        Committee,
                        Nominating
                        Committee
                        and
                        Qualified
                        Legal
                        Compliance
                        Committee

Costas Azariadis        Trustee;   Since 1989  Professor of Economics,
Born: February 15, 1943 Chairman,              University of California-Los
                        Valuation              Angeles
                        Committee

James C. Cheng          Trustee;   Since 1989  President, Technology Marketing
Born: July 26, 1942     Chairman,              Associates (marketing company
                        Contracts              for small and medium sized
                        Committee              businesses in New England).

INTERESTED TRUSTEE

John Y. Keffer          Trustee;   Since 1989  President, Forum Foundation (a
Born: July 15, 1942     Chairman,              charitable organization) since
                        Contracts              2005; President, Forum Trust,
                        Committee              LLC (a non-depository trust
                                               company) since 1997; President,
                                               Citigroup Fund Services, LLC
                                               ("Citigroup") 2003-2005;
                                               President, Forum Financial
                                               Group, LLC ("Forum") (a fund
                                               services company acquired by
                                               Citibank, N.A. in 2003).

                          POSITION    LENGTH       PRINCIPAL OCCUPATION(S)
                          WITH THE    OF TIME               DURING
NAME, AGE AND ADDRESS      TRUST      SERVED             PAST 5 YEARS
---------------------    ---------- ----------  -------------------------------

OFFICERS

Simon D. Collier         President; Since 2005  Managing Partner, Foreside
Born: October 22, 1961   Principal              Finanical Group, LLC since
                         Executive              April 2005; Chief Operating
                         Officer                Officer and Managing Director,
                                                Global Fund Services,
                                                Citibank, N.A. from 2003 -
                                                2005; Managing Director,
                                                Global Securities Services for
                                                Investors, Citibank, N.A. from
                                                1999 - 2003.

Trudance L. Bakke        Treasurer; Since 2005  Director, Foreside Compliance
Born: August 11, 1971    Principal  (Principal  Services, LLC since 2006;Product
                         Financial  Financial   Manager, Citigroup 2003-2006;
                         Officer    Officer     Senior Manager of Corporate
                                    Since       Finance, Forum 1999 - 2003.
                                    2006)

Beth P. Hanson           Vice       Since 2003  Relationship Manager,
Born: July 15, 1966      President;             Citigroup since 2003;
                         Assistant              Relationship Manager, Forum
                         Secretary              1999 - 2003.

Sara M. Morris           Vice       Since 2004  Director and Relationship
Born: September 18, 1963 President              Manager, Citigroup since 2004;
                                                Chief Financial Officer, The
                                                VIA Group, LLC (a strategic
                                                marketing company) 2000 - 2003.

David M. Whitaker        Secretary  Since 2004  Product Manager, Citigroup
Born: September 6, 1971                         since 2004; Assistant Counsel,
                                                PFPC, Inc. (a fund services
                                                company) 1999 - 2004.


       TRUSTEE OWNERSHIP IN THE FUND AND FAMILY OF INVESTMENT COMPANIES

                                                    AGGREGATE DOLLAR RANGE OF
                                                   OWNERSHIP AS OF DECEMBER 31,
                                                      2005 IN ALL REGISTERED
                       DOLLAR RANGE OF BENEFICIAL      INVESTMENT COMPANIES
                       OWNERSHIP IN THE FUND AS OF  OVERSEEN BY TRUSTEE IN THE
TRUSTEES                    DECEMBER 31, 2005              FUND COMPLEX
--------               --------------------------- ----------------------------
INDEPENDENT TRUSTEES

Costas Azariadis                  None                        None
James C. Cheng                    None                        None
J. Michael Parish          $50,001 - $100,000             Over $100,000

INTERESTED TRUSTEES

John Y. Keffer                    None                    $1 to 10,000

         OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2005, no Independent Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

                    INFORMATION CONCERNING TRUST COMMITTEES

AUDIT COMMITTEE. The Trust's Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended December 31, 2005, the Audit Committee met five times.

NOMINATING COMMITTEE. The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider nominees for Independent Trustees recommended by security holders. During the fiscal year ended
December 31, 2005, the Nominating Committee did not meet.

VALUATION COMMITTEE. The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, and Parish, the senior officers of the Trust, and a senior representative of the investment adviser to the Trust series requiring fair valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining net asset value per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal year ended December 31, 2005, the Valuation Committee met thirteen times.

QUALIFIED LEGAL COMPLIANCE COMMITTEE. The Trust's Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended December 31, 2005, the QLCC did not meet.

CONTRACTS COMMITTEE. The Contracts Committee, which meets when necessary, consists of all the Trustees. The Contracts Committee reviews the Trust's service provider contracts and fees in connection with their periodic approval. The Contracts Committee was formed at the Board's September 22, 2005 meeting. During the fiscal year ended December 31, 2005, the Contracts Committee did not meet.

COMPLIANCE COMMITTEE. The Compliance Committee, which meets when necessary, consists of all the Trustees and the Trust's Chief Compliance Officer ("CCO"). The Compliance Committee oversees the Trust's CCO and any compliance matters that arise and relate to the Trust. The Compliance Committee was formed at the Board's September 22, 2005 meeting. During the fiscal year ended December 31, 2005, the Compliance Committee did not meet.

                     COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,500 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting attended ($2,250 for the Chairman) whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Independent Trustee that serves as Chairman of one or more Board Committees. Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund and the Fund Complex for the fiscal year ending December 31, 2005 of the Fund.

                                      COMPENSATION  TOTAL COMPENSATION FROM THE
TRUSTEE                               FROM THE FUND    FUND AND FUND COMPLEX
-------                               ------------- ---------------------------
Costas Azariadis                         $1,193               $46,500
James C. Cheng                            1,193                46,500
J. Michael Parish                         1,494                58,500
John Y. Keffer                                0                     0

                              INVESTMENT ADVISER

SERVICES OF ADVISER

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The Adviser may also pay fees to certain brokers/dealers to have the Fund available for sale through such institutions as well as for certain shareholder services provided to customers purchasing Fund shares through such institutions.

OWNERSHIP OF ADVISER

Jackson W. Robinson, Matthew W. Patsky, and Elizabeth C. Thors control the Adviser as a result of their ownership interest in the Adviser.

INFORMATION CONCERNING ACCOUNTS MANAGED BY PORTFOLIO MANAGER

The Adviser has provided the following information regarding other accounts managed by the Fund's portfolio managers and conflicts of interest.

As of December 31, 2005, Jackson W. Robinson acted as portfolio manager for one other pooled investment vehicle with assets of $21.7 million. The pooled investment vehicle pays the Adviser a performance based advisory fee.

As of December 31, 2005, Jackson W. Robinson acted as portfolio manager for 18 other accounts with assets totaling $62.7 million. None of these accounts pay the Adviser a performance based advisory fee. As of December 31, 2005, Matthew
W. Patsky acted as portfolio manager for 8 other accounts with assets totaling $10.6 million. None of these accounts pay the Adviser a performance based advisory fee.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, the Adviser's portfolio managers, who manage multiple accounts, are presented with the following potential conflicts:

..   The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or other account. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund. Nevertheless, the Adviser seeks to manage any competing interests for the time and attention of portfolio managers by having a primary and back-up portfolio manager assigned to each account. The Adviser also maintains a Code of Ethics to detect and prevent activities of employees that would result in a breach of the Adviser's fiduciary duties to the Fund.

..   If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To address this situation, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

..   With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as the other pooled investment vehicle that is not a registered mutual fund, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous, transactions for another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or other account. To address this situation, the Adviser maintains a procedure that requires all client-directed brokerage be executed after non-directed brokerage.

..   Finally, the appearance of a conflict of interest may arise where the
    Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities. To address this situation, the Adviser ahs adopted procedures for allocating portfolio transactions across multiple accounts.

As set forth above, the Adviser has adopted certain compliance procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

INFORMATION CONCERNING COMPENSATION OF PORTFOLIO MANAGER

The Adviser has provided the following information concerning portfolio manager compensation.

The compensation of Messrs. Robinson and Patsky is comprised of capital distributions from the Adviser. Factors influencing the distributions include the individual portfolio manager's performance and the performance of the Adviser. The Adviser management's assessment of performance is not formula-based and is not tied to the value of client assets. Distributions are paid in cash. In addition, Messrs. Robinson and Patsky receive a percentage of any annual performance incentive fee generated by the Winslow Hedge Fund, L.P. Subject to a loss carry forward provision or "high water mark", 20% of each limited partner's share of the limited partnership's net profits will be reallocated to the general partner's capital account of which a portion will be paid to the general partner and to others, including Mr. Patsky and Mr. Robinson, at Mr. Robinson's discretion. The general partner of the Winslow Hedge Fund, L.P. is Winslow General Partners, LLC, an entity controlled by
Mr. Robinson. This payment is made in cash and is considered by the Adviser as part of the portfolio manager's overall compensation when determining capital distributions for the year.

PORTFOLIO MANAGER OWNERSHIP IN THE FUND

The Adviser has provided the following information regarding portfolio manager ownership in the Fund.

                      DOLLAR RANGE OF BENEFICIAL OWNERSHIP IN THE FUND AS
PORTFOLIO MANAGER                     OF DECEMBER 31, 2005
----------------- ------------------------------------------------------------
Jackson Robinson                       $100,001 - 500,000
Matthew Patsky                         $100,001 - 500,000

FEES

The Adviser's fee is calculated as a percentage of the Fund's average daily net assets. The fee is accrued daily by the Fund and is paid monthly based on average net assets for the previous month.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees payable by the Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fees received by the Adviser. The data are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

OTHER PROVISIONS OF THE ADVISORY AGREEMENT

The Adviser is not affiliated with Citigroup or any company affiliated with Citigroup. The Advisory Agreement remains in effect for a period of one year from the date of its effectiveness and then the agreement must be approved annually. Subsequently, the Advisory Agreement must be approved at least annually by the Board or vote of a majority of the Fund's outstanding voting securities, and in either case by a majority of the Independent Trustees.

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice to the Adviser when authorized either by a majority vote of the Fund's outstanding voting securities or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for mistake of judgment, mistake of law or, in any event whatsoever, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

                                  DISTRIBUTOR

DISTRIBUTION SERVICES

The Distributor (also known as principal underwriter) of the shares of the Fund is located at Two Portland Square, 1st Floor, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc. Mr. Bright and Mr. Collier are affiliates of the Trust and the Distributor as they serve as officers of each entity.

Under a distribution agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares.

The Distributor may enter into arrangements with various financial institutions through which you may purchase or redeem shares.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution," collectively, the "Financial Institutions") for distribution of shares of the Fund. The Financial Institutions may accept purchase, redemption, and other requests on behalf of the Fund. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at the Fund's NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with its contractual arrangements with the Fund and/or its agents. These Financial Institutions may charge a fee for their services and may receive shareholder service fees even though shares of the Fund are sold with a sales charge and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares in this manner will be subject to the procedures of the Financial Institution through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the Financial Institution. Investors purchasing shares of the Fund in this manner should acquaint themselves with their institution's procedures and should read the Prospectus in conjunction with any materials and information provided by their institution. The Financial Institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

The Distributor does not receive compensation for its distribution services.

COMPLIANCE SERVICES

Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust and subject to approval by the Board, the Distributor provides a CCO and Sarbanes-Oxley certifying officers ("Certifying Officers") to the Trust as well as certain additional compliance support functions ("Compliance Services").

For making available the CCO and Certifying Officers and for providing the Compliance Services under the Compliance Agreement, the Distributor receives a fee from the Fund of (i) $27,500 per year and (ii) an annual fee of 0.01% of the Fund's average daily net assets, subject to an annual maximum of $20,000.

The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by the Distributor with respect to the Fund on 60 days' written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.

Under the Compliance Agreement, the Distributor is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, the Distributor and certain related parties (such as the Distributors officers and persons who control the Distributor) are indemnified by the Trust against any and all claims and expenses related to the Distributor's actions or omissions, except for any act or omission resulting from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Table 2 in Appendix B shows the dollar amount of the fees accrued by the Fund to the Distributor for Compliance Services, the amount of the fee waived by the Distributor, and the actual fees received by the Distributor. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

                         OTHER FUND SERVICE PROVIDERS

ADMINISTRATOR

As administrator, pursuant to an administration agreement (the "Administration Agreement") with the Trust, the Administrator administers the Trust's operations with respect to the Funds except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to: (1) overseeing the performance of administrative and professional services rendered to the Trust by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Funds; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Trust's tax returns, the preparation of financial statements and related reports to the Trust's shareholders, the SEC and state and other securities administrators; (4) providing the Trust with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Trust's investment advisors in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the oversight of the Trust's counsel and with the cooperation of the Advisors, the officers of the Trust and other relevant parties, prepare and disseminate materials for meetings of the Board.

For its services, the Administrator receives a fee from the Fund at an annual rate of 0.10% of the Fund's average daily net assets, plus $24,000 per year, and certain out-of-pocket expenses. The fee is accrued daily by the Fund and is paid monthly based on average net assets for the previous month. The Administrator pays the Trust's financial obligations for Compliance Services performed under the Compliance Agreement with respect to the Fund.

The Administration Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Administration Agreement is terminable with or without cause and with respect to the Fund, and without penalty, by the Trust or by the Administrator with respect to the Fund on 90 days' written notice to the Trust. The Administration Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

Under the Administration Agreement, the Administrator is not liable to the Trust or the Trust's shareholders for any action or inaction of the Administrator relating to any event whatsoever in the absence of bad faith, willful misfeasance, or gross negligence in the performance of its duties or delegations under the Administration Agreement or by reason of reckless disregard of its obligations and duties under the Administration Agreement. Under the Administration Agreement, the Administrator and certain related parties (such as the Administrator's officers and persons who control the Administrator) are indemnified by the Trust against any and all claims and expenses related to the Administrator's actions or omissions that are consistent with the Administrator's contractual standard of care.

Table 3 in Appendix B shows the dollar amount of the fees payable by the Fund to the Administrator, the amount of the fee waived by the Administrator, and the actual fees received by the Administrator. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

FUND ACCOUNTANT

As fund accountant, pursuant to an agreement with the Trust (the "Accounting Agreement"), the Accountant provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund's financial statements and tax returns.

For its services, the Accountant receives 0.01% of the Fund's average daily net assets, plus $42,000 per year, and certain out-of-pocket expenses. The fee is accrued daily by the Fund and is paid monthly based on the transactions and positions for the previous month.

The Accounting Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Accounting Agreement is terminable with or without cause and without penalty by the Trust or by the Accountant with respect to the Fund on 90 days' written notice to the Trust. The Accounting Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

Under the Accounting Agreement, the Accountant is not liable for any action or inaction in the performance of its duties to the Fund, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the Accounting Agreement, the Accountant and certain related parties (such as the Accountant's officers and persons who control the Accountant) are indemnified by the Trust against any and all claims and expenses related to the Accountant's actions or inactions that are consistent with the Accountant's contractual standard of care.

Under the Accounting Agreement, in calculating the Fund's NAV, the Accountant is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The agreement also provides that the Accountant will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal to 1/2 of 1% or less than or equal to $10.00. In addition, the Accountant is not liable for the errors of others, including the companies that supply securities prices to the Accountant and the Fund.

Table 4 in Appendix B shows the dollar amount of the fees payable by the Fund to the Accountant, the amount of the fee waived by the Accountant, and the actual fees received by the Accountant. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

TRANSFER AGENT

As transfer agent and distribution paying agent, pursuant to an agreement with the Trust ("Transfer Agency Agreement"), the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the Office of Comptroller of the Currency.

SHAREHOLDER SERVICING AGENT

Pursuant to a Shareholder Service Plan (the "Plan") established by the Trust with respect to the Fund, the Administrator is authorized to perform, or arrange for the performance of, certain activities relating to the servicing and maintenance of shareholder accounts not otherwise provided by Citigroup ("Shareholder Servicing Activities"). Under the Plan, the Administrator may enter into shareholder service agreements with Financial Institutions, including the Adviser or other persons, who provide Shareholder Servicing Activities for their clients invested in the Fund.

Shareholder Servicing Activities shall include one or more of the following:
(1) establishing and maintaining accounts and records for shareholders of the Fund; (2) answering client inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Fund may be effected and other matters pertaining to the Fund's services; (3) providing necessary personnel and facilities to establish and maintain client accounts and records;
(4) assisting clients in arranging for processing purchase, exchange and redemption transactions; (5) arranging for the wiring of funds;
(6) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; (7) integrating periodic statements with other shareholder transactions; and (8) providing such other related services as the shareholder may request.

As compensation for the Shareholder Servicing Activities, the Trust pays the shareholder servicing agent, through the Administrator, with respect to the Fund, a fee of up to 0.25% of the Fund's average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

Any material amendment to the Plan must be approved by the Board, including a majority of the Independent Trustees. The Plan may be terminated without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Independent Trustees; or (2) by the Administrator.

CUSTODIAN

The Custodian, pursuant to an agreement with the Trust, safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian is located at 388 Greenwich Street, New York, NY 10013.

LEGAL COUNSEL

Kirkpatrick & Lockhart Nicholson Graham LLP, 1601 K Street, NW, Washington D.C. 20006, passes upon legal matters in connection with the issuance of shares of the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 200 Berkeley Street, 14th Floor, Boston, Massachusetts, 02116-5022, is the Fund's independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the U.S. Securities and Exchange Commission.

PORTFOLIO TRANSACTIONS

                     HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary, in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflect the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

                               COMMISSIONS PAID

Table 5 in Appendix B shows the aggregate brokerage commissions paid by the Fund as well as aggregate commissions paid to an affiliate of the Fund or the Adviser. The data presented are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

  ADVISER RESPONSIBILITY FOR PURCHASES AND SALES AND CHOOSING BROKER-DEALERS

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Adviser. The Fund has no obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

Brokers are selected for their proven ability to execute transactions, to report promptly and accurately, to provide prompt and efficient delivery of securities, to supply information on securities including, but not limited to, written research reports, and to provide services of direct benefit to clients such as acting as custodian for the account and providing information on securities. Subject to the requirements of seeking the best available price and execution, the Adviser may, in circumstances in which prices and execution are comparable, give preference to a broker which has provided investment information and research services to the firm. In so doing, the Adviser may affect securities transactions, which cause a client to pay an amount of commission in excess of the amount of commission another broker, would have charged. In selecting such broker, the Adviser will make a good faith determination that the amount of commission is reasonable in relation to the value of the research, brokerage services and investment information received, reviewed in terms of either the specific transaction or the firm overall responsibility to the accounts for which it exercises investment discretion. Research services may be used in servicing all the Adviser's accounts, and not all such services may be used by the Adviser in connection with the accounts, which paid commissions to the broker providing such services. The receipt of investment information and research services from any broker executing transactions for the clients will not result in a reduction of the Adviser's customary and normal research activities, and the value of such information is, in the Adviser's view, indeterminable.

These research services include such matters as general economic, political, business and market information, industry and company review, evaluations of securities and portfolio strategies and transactions, recommendations as to the purchase and sale of securities and other portfolio transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services.

The Adviser believes that commission rates should be considered in relation to the quality and quantity of the above referenced services, and therefore, commission rates may vary between brokers used or from trade to trade. The Adviser makes a subjective valuation of research and other brokerage services and a reasonable discount from the former fixed commission rates is required on most transactions.

While the Adviser may manage numerous accounts with similar or identical investment objectives, or may manage accounts with different objectives that may trade in the same securities, portfolio decisions relation to clients' investments and the performance resulting from such decisions will differ from client to client. The Adviser will not necessarily purchase or sell securities at the same time or in the same proportionate amounts for all eligible clients. Further, in many instances, such as purchases of private placements or oversubscribed public offerings, it may not be possible or feasible to allocate a transaction pro rata to all eligible clients. Therefore, not all clients will necessarily participate in the same investment opportunities or participate on the same basis. Typically, the research will be used to service all of the Adviser's accounts, although a particular client may not benefit from all the research received on each occasion.

Table 6 in Appendix B lists each broker to whom the Fund directed brokerage over the last fiscal year in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.

                               COUNTERPARTY RISK

The Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

                        TRANSACTIONS THROUGH AFFILIATES

The Adviser may effect transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

                         OTHER ACCOUNTS OF THE ADVISER

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which case, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion is in the best interest of the affected accounts, is equitable to each, and is in accordance with the amount being purchased or sold by each. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

                              PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a fund were replaced once in a period of one year. High portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

The portfolio turnover in 2003 was higher than the turnover in 2004 and 2002 primarily because of the portfolio manager's decision in the fourth quarter of 2002 to reposition the portfolio for a low growth or stagnant economic environment. This decision led the portfolio manager in 2003 to sell companies that were dependent on the public equity markets to finance their growth plans in order to buy companies that were internally financed through existing cash balances or internally generated cash flow.

                     SECURITIES OF REGULAR BROKER-DEALERS

From time to time, the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or
(3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

Table 7 in Appendix B lists the regular brokers and dealers of the Funds whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

                              PORTFOLIO HOLDINGS

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in forms required to be filed with the SEC. Portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report. Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of the Fund's latest semi-annual report to shareholders or a copy of the Fund's latest Form N-Q which contains the Fund's portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-Q by accessing the SEC's website at www.sec.gov.


In addition, the Fund's Adviser makes publicly available, on a quarterly basis, information regarding the Fund's complete portfolio holdings (including name and percentage of the Fund's assets invested in each such holding), as well certain information regarding the percentage breakdown of the Fund's investments by country, sector and industry, as applicable. This holdings information is made available through the Fund or Adviser's website. This quarterly holdings information is posted on the website as soon as possible after the quarter ends (typically within 10 days). The Fund's Adviser also makes publicly available, on a quarterly basis, information regarding the Fund's top ten holdings (including name and percentage of the Fund's assets invested in each such holding) and the percentage breakdown of the Fund's investments by country, sector and industry, as applicable. This holdings information is made available through the Fund or Adviser's website, marketing communications (including printed advertisements and sales literature), and/or the Fund's Transfer Agent telephone customer service center that supports the Fund.


The Fund's nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund's operation that the Fund has retained them to perform. The Fund's Adviser, who manages the Fund's portfolio, has regular and continuous access to the Fund's portfolio holdings. In addition, the Fund's Adviser, Administrator, Custodian, Distributor and Fund Accountant as well as proxy voting services
(ISS), mailing services and financial printers may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. The Fund's Trustees and officers, and legal counsel to the Fund and to the Independent Trustees, may receive such information on an as needed basis. The Fund's independent accountants (Deloitte & Touche, LLP) receive such information at least semi-annually. Mailing services (ADP) and financial printers (currently RR Donnelley) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter.

From time to time the Adviser also may disclose nonpublic information regarding the Fund's portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpubic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and
(3) upon request from the Adviser or the Fund, will return or promptly destroy the information. The Compliance Committee shall report to the Board of Trustees at the next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee's reasons for determining to permit such disclosure.

No compensation is received by the Fund, nor, to the Fund's knowledge, paid to the adviser or any other party, by any service provider or any other person in connection with the disclosure of the Fund's portfolio holdings. As indicated above, with respect to the Trustees, its officers, the Adviser, the administrator and the distributor, the Board has approved codes of ethics (collectively, "Codes") that are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. In addition, the Fund's service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

PURCHASE AND REDEMPTION INFORMATION

                              GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent's offices located at Two Portland Square, Portland, Maine 04101.

The Fund or each class thereof accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed, but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.


If you purchase shares directly from a Fund, you will receive monthly statements detailing Fund balances and all transactions completed during the prior month and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by monthly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and monthly statements.


                        ADDITIONAL PURCHASE INFORMATION

Shares of each Fund class are sold on a continuous basis by the distributor. The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

                                     IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

                                  UGMAS/UTMAS

If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a manner indicating custodial capacity.

                   PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through Financial Institutions. The Financial Institutions may accept purchase, redemption, and other requests on behalf of the Fund. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at the Fund's NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with its contractual arrangements with the Fund and/or its agents.

Financial Institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund. If you purchase shares through a Financial Institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. When you purchase the Fund's shares through a Financial Institution, you may or may not be the shareholder of record and, subject to your institution's procedures, you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain Financial Institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a Financial Institution. Contact your Financial Institution for further information. If you hold shares through a Financial Institution, the Fund may confirm purchases and redemptions to the Financial Institution, which will provide you with confirmations and periodic statements. The Fund is not responsible for the failure of any Financial Institution to carry out its obligations.

The Adviser may enter into arrangements with Financial Institutions whereby the Adviser agrees to pay a Financial Institution for inclusion of the Fund on the Financial Institution's mutual fund "supermarket" platform. Investors purchasing shares of the Fund through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the institution may charge.

                       ADDITIONAL REDEMPTION INFORMATION

You may redeem shares of the Fund at the NAV minus any applicable sales charge or redemption fee. Accordingly, the redemption price per share of the Fund may be lower than its NAV. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

If a Financial Institution that maintains an account with the transfer agent for the benefit of its customer accounts agrees in writing to assess and collect redemption fees for the Fund from applicable customer accounts, no redemption fees will be charged directly to the Financial Institution's account by the Fund. Certain Financial Institutions that collect a redemption fee on behalf of the Fund may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a Financial Institution should contact the intermediary or refer to the customer's account agreement or plan document for information about how the redemption fee for transactions for the Financial Institution's account or the customer's account is treated and about the availability of exceptions to the imposition of the redemption fee.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

                       SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

                              REDEMPTION IN KIND

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

                               NAV DETERMINATION

The Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, the Fund may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers. The time at which NAV is calculated may change in case of an emergency.

The NAV is determined by taking the market value of the class' total assets, subtracting the class' liabilities, and then dividing the result (net assets) by the number of outstanding shares of the class.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities, which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by the Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which the Fund's security is principally traded closes early; (2) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or (3) events occur after the close of the securities markets on which the Fund's portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

                                 DISTRIBUTIONS

Distributions of net investment income will be reinvested at the Fund's NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the Fund's NAV (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

TAXATION

The tax information set forth in the Prospectus and the information in this section relates solely to U.S. Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). This information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends, for each tax year, to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year-end of the Fund is December 31 (the same as the Fund's fiscal year end).

                           MEANING OF QUALIFICATION

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company the Fund must satisfy the following requirements:

  . The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

  . The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing in securities.

  . The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer; and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

                              FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

                              FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum federal income tax rate of 15% (5% for individuals in lower tax brackets) if paid on or before December 31, 2008. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero. The Fund may have capital loss carry-overs (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any capital gain (whether short or long-term). All capital loss carry-overs are listed in the Fund's financial statements. Any such losses may not be carried back.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares whose NAV at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by shareholders (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. Federal income tax consequences of distributions made (or deemed made) during the year.

                              FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 (or December 31, if the Fund so elects) of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 (or December 31, if the foregoing election is made) of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 (or December 31, as the case may be) in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                    SALE, EXCHANGE OR REDEMPTION OF SHARES

In general, you will recognize gain or loss on the sale, exchange or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale, exchange or redemption (a "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

                              BACKUP WITHHOLDING

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions, and the proceeds of redemptions of shares, paid to you if you: (1) have failed to provide your correct taxpayer identification number; (2) are subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other "exempt recipient." Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your Federal income tax liability or refunded.

                             FOREIGN SHAREHOLDERS

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of ordinary income (excluding short-term capital gains and portfolio interest income paid during taxable years of the Fund beginning before January 1, 2008) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. The foreign shareholder generally would be exempt from U.S. Federal income tax on gain realized on the sale of shares of the Fund and distributions of net capital gain from the Fund and distributions of portfolio interest income paid during taxable years of the Fund beginning before January 1, 2008. Special rules apply to shareholders that are foreign partnerships or foreign trusts.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. Federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in the Fund can differ from the U.S. Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in the Fund.

                             STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the U.S. Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax adviser as to the consequences of state and local tax rules with respect to an investment in the Fund.

                              FOREIGN INCOME TAX

Income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

OTHER MATTERS

                        THE TRUST AND ITS SHAREHOLDERS

GENERAL INFORMATION

Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

Absolute Strategies Fund /(1)/
Adams Harkness Small-Cap Growth Fund
Austin Global Equity Fund
Auxier Focus Fund /(2)/
Brown Advisory Growth Equity Fund /(4)/
Brown Advisory Intermediate Income Fund /(4)/
Brown Advisory International Fund /(3)/
Brown Advisory Maryland Bond Fund /(3)/
Brown Advisory Opportunity Fund /(4)/
Brown Advisory Real Estate Fund /(3)/
Brown Advisory Small-Cap Growth Fund /(5)/
Brown Advisory Small-Cap Value Fund /(3)/
Brown Advisory Value Equity Fund /(3)/
DF Dent Premier Growth Fund
Dover Responsibility Fund /(1)/
Fountainhead Special Value Fund
Golden Large Core Value Fund /(6)/
Golden Small Core Value Fund /(6)/
Jordan Opportunity Fund
Mastrapasqua Growth Fund
Merk Hard Currency Fund /(6)/
Payson Total Return Fund
Payson Value Fund
Polaris Global Value Fund
Shaker Fund /(7)/
Steepleview Fund
Winslow Green Growth Fund /(6)/
--------
/(1)/ The Trust offers shares of beneficial interest in Institutional, A and C classes of this series.
/(2)/ The Trust offers shares of beneficial interest in Investor, A and C classes of this series.
/(3)/ The Trust offers shares of beneficial interest in an Institutional class of this series.
/(4)/ The Trust offers shares of beneficial interest in Institutional and A classes of this series. A shares of Brown Advisory Opportunity Fund are not currently available for sale.
/(5)/ The Trust offers shares of beneficial interest in Institutional and A and D classes of this series. The Trust has ceased the public offering of D Shares of Brown Advisory Small-Cap Growth Fund. This means that the class is closed to new investors and current shareholders cannot purchase additional shares.
/(6)/ The Trust offers shares of beneficial interests in Institutional and
      Investor classes of these series.
/(7)/ The Trust offers shares of beneficial interest in Intermediary, A, B and C classes of this series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust, the Fund's investment adviser and the principal underwriter have adopted codes of ethics under Rule 17j-1, as amended, of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

The Trust and the Fund will continue indefinitely until terminated.

SERIES AND CLASSES OF THE TRUST

Each series or class of the Trust may have a different expense ratio and its expenses will affect each class's performance.

SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro-rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

TERMINATION OR REORGANIZATION OF TRUST OR ITS SERIES

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, with shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

FUND OWNERSHIP

As of April 6, 2006, the officers and trustees of the Trust, as a group, owned less than 1% of the shares of the Fund.

Also as of that date, certain shareholders of record owned 5% or more of the shares of each Fund class. Shareholders known by the Fund to own beneficially 5% of a class of shares of the Fund are listed in Table 8 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of April 6, 2006 the following shareholders may be deemed to control the Fund. "Control" for this purpose is the ownership of 25% or more of the Fund's voting securities.

NAME AND ADDRESS            NUMBER OF SHARES OWNED   PERCENTAGE OF FUND OWNED
----------------           ------------------------  ------------------------
Charles Schwab & Co.            3,245,450.654                 25.49%
101 Montgomery Street
San Francisco, CA 94104
--------
* Charles Schwab & Co., Inc. is a corporation organized under the laws of California and is a subsidiary of The Charles Schwab Corporation.

LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust's Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

CODE OF ETHICS

The Trust, the Adviser, and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Adviser and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchase or held by the Fund, subject to certain limitations.

PROXY VOTING PROCEDURES

A copy of the Trust's and Adviser's proxy voting procedures are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by contacting the Transfer Agent at (888) 314-9049 or on the Fund's website at www.wggf.com and (2) on the SEC's website at www.sec.gov.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

FINANCIAL STATEMENTS

The Fund's Financial Statements and Financial Highlights for the fiscal year ended December 31, 2005 are incorporated by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS

                                PREFERRED STOCK

MOODY'S

Aaa An issue, which is rated "Aaa", is considered to be a top quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa An issue, which is rated "Aa", is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue which is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa An issue, which is rated "Baa", is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba An issue, which is rated "Ba", is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue, which is rated "B" generally, lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa An issue, which is rated "Caa", is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca An issue, which is rated "Ca", is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated "AA" also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B,   Preferred stock rated "BB", "B", and "CCC" is regarded, on balance,
CCC as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating "CC" is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C        A preferred stock rated "C" is a nonpaying issue.

D A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                              SHORT-TERM RATINGS

MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        .   Leading market positions in well-established industries.

        .   High rates of return on funds employed.

        . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        . Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated "Prime-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT     Issuers rated Not Prime do not fall within any of the Prime rating
PRIME   categories.

S&P

A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as "A1" and capacity for timely repayment may be susceptible to adverse change sin business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

APPENDIX B
MISCELLANEOUS TABLES

TABLE 1 - INVESTMENT ADVISORY FEES

The following table shows the dollar amount of fees payable to the Adviser by the Fund, the amount of fee that was waived by the Adviser, if any, and the actual fees received by the Adviser.

                                         ADVISORY FEE ADVISORY FEE ADVISORY FEE
                                           PAYABLE       WAIVED      RETAINED
                                         ------------ ------------ ------------
Year Ended December 31, 2005............   $684,815     $102,889     $581,926
Year Ended December 31, 2004............    447,995      153,730      294,265
Year Ended December 31, 2003............    303,834      118,259      185,575

TABLE 2 - COMPLIANCE FEES

The following table shows the dollar amount of fees accrued by the Fund, the amount of the fee that was waived by the Distributor, if any, and the actual fee received by the Distributor.

                                         COMPLIANCE  COMPLIANCE COMPLIANCE FEE
                                         FEE PAYABLE FEE WAIVED    RETAINED
                                         ----------- ---------- --------------
Year Ended December 31, 2005............   $19,149     $3,484      $15,665
Year Ended December 31, 2004............     2,650          0        2,650

TABLE 3 - ADMINISTRATION FEES

The following table shows the dollar amount of fees payable to the Administrator by the Fund, the amount of fee that was waived by the Administrator, if any, and the actual fees received by the Administrator.

                                   ADMINISTRATION ADMINISTRATION ADMINISTRATION
                                    FEE PAYABLE     FEE WAIVED    FEE RETAINED
                                   -------------- -------------- --------------
Year Ended December 31, 2005......    $95,341         $4,221        $91,120
Year Ended December 31, 2004......     75,297              0         75,297
Year Ended December 31, 2003......     57,728              0         57,728

TABLE 4 - ACCOUNTING FEES

The following table shows the dollar amount of fees payable to the Accountant by the Fund, the amount of fee that was waived by the Accountant, if any, and the actual fees received by the Accountant.

                                   ACCOUNTING FEE ACCOUNTING FEE ACCOUNTING FEE
                                      PAYABLE         WAIVED        RETAINED
                                   -------------- -------------- --------------
Year Ended December 31, 2005......    $44,863           $0          $44,863
Year Ended December 31, 2004......     47,032            0           47,032
Year Ended December 31, 2003......     45,309            0           45,309

TABLE 5 - COMMISSIONS

The following table shows the brokerage commissions of the Fund. The data is for the past three fiscal years (or shorter period if the Fund has been in operation for a shorter period).

                                  TOTAL             % OF        % OF PRINCIPAL
                                BROKERAGE        BROKERAGE         VALUE OF
                               COMMISSIONS      COMMISSIONS      TRANSACTIONS
                    TOTAL     ($) PAID TO AN     PAID TO AN     EXECUTED BY AN
                  BROKERAGE  AFFILIATE OF THE AFFILIATE OF THE AFFILIATE OF THE
                 COMMISSIONS     FUND OR          FUND OR          FUND OR
                     ($)         ADVISER          ADVISER          ADVISER
                 ----------- ---------------- ---------------- ----------------
Year Ended
  December 31,
  2005..........  $860,573       $237,982          27.65%           28.05%
Year Ended
  December 31,
  2004..........   421,289        330,085          78.35%           76.18%
Year Ended
  December 31,
  2003..........   534,265        401,582          75.17%           77.29%

TABLE 6 - DIRECTED BROKERAGE

The following table lists each broker to whom the Fund directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.

                                                                     AMOUNT OF
                                                          AMOUNT    COMMISSIONS
                                           BROKER        DIRECTED    GENERATED
                                     ------------------ ----------- -----------
Year Ended December 31, 2005........ Pacific American
                                     Securities         $37,787,336   $98,410
                                     Piper Jaffray        1,968,807     7,000
                                     UBS Securities LLC   1,487,547     3,043
Year Ended December 31, 2004........ Pacific American
                                     Securities           3,327,739    44,660

TABLE 7 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities ,as of the Fund's most recent fiscal year.

REGULAR BROKER OR DEALER         VALUE HELD
------------------------  ------------------------
None                                N/A

TABLE 8 - 5% SHAREHOLDERS

The following table lists: (1) the persons who owned of record 5% or more of the outstanding Fund shares of a class of shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund shares, as of April 6, 2006:

NAME AND ADDRESS                         % OF FUND
----------------                         ---------
Charles Schwab & Co.
101 Montgomery St.
San Francisco, CA 94104                    25.49%

National Investor Services
55 Water Street, 2nd Floor
New York, NY 10041                          8.66%

APPENDIX C

                                  FORUM FUNDS
                                 MONARCH FUNDS

                POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

                                 JULY 31, 2003
                         AS AMENDED SEPTEMBER 14, 2004

   SECTION 1. PURPOSE

   Shareholders of the various series of Forum Funds and Monarch Funds (collectively, the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

   This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

   SECTION 2. RESPONSIBILITIES

   (A) ADVISER. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

   The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

   The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

   (B) PROXY MANAGER. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

   SECTION 3. SCOPE

   These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

   SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

   (A)    GENERAL

          (1) USE OF ADVISER PROXY VOTING GUIDELINES OR PROXY VOTING SERVICE. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting;
          (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Registration Statement (each considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.

          (2) INDEPENDENCE. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

          (3) ABSENCE OF PROXY VOTING SERVICE GUIDELINES. In the absence of Adviser Guidelines, the Adviser shall vote the Fund's proxies consistent with Sections B and C below.

   (B)    ROUTINE MATTERS

   As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

          (1) ELECTION OF DIRECTORS. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

          (2) APPOINTMENT OF AUDITORS. Management recommendations will generally be supported.

          (3) CHANGES IN STATE OF INCORPORATION OR CAPITAL STRUCTURE. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

   (C)    NON-ROUTINE MATTERS

          (1) CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS. These proposals should be examined on a case-by-case basis.

          (2) PROPOSALS AFFECTING SHAREHOLDER RIGHTS. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

          (3) ANTI-TAKEOVER ISSUES. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

          (4) EXECUTIVE COMPENSATION. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

          (5) SOCIAL AND POLITICAL ISSUES. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

   (D)    CONFLICTS OF INTEREST

   Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

   If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

   (E)    ABSTENTION

          The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

                          WINSLOW MANAGEMENT COMPANY
                            PROXY VOTING GUIDELINES

                                 INTRODUCTION

Winslow Management Company, LLC (Winslow) believes that positive environmental performance has the potential to produce superior investment performance over time and seeks to invest in companies that have a positive impact on the environment. Winslow's investments are not exclusive to the environmental services sector (i.e. waste management); portfolio companies may include renewable energy, natural and organic food, retail, healthcare, and consumer products companies. For all companies, Winslow reviews environmental practices, including an evaluation of company compliance with federal, state, and local environmental regulation, employee training procedures and environmental health and safety programs. Also reviewed is the company's impact on its community, including providing a safe, healthy work environment, and promoting community development and equal opportunity to all employees. In addition to these considerations, Winslow also employs fundamental research and analysis to identify companies exhibiting the potential for superior growth and uses a proprietary computer model to identify companies whose stock prices do not appear to accurately reflect those companies' values. Winslow does not invest in companies deriving significant revenues from tobacco products, alcoholic spirits, gaming, military weapons systems, firearms and/or nuclear power.

In support of this investment approach and in recognition of the fiduciary obligation that Winslow has to its clients, Winslow has developed a proxy voting policy that seeks to promote effective corporate governance structures and encourage improvements in environmental policies and performance. The policy seeks to promote general corporate responsibility, while also seeking to create and preserve economic value. Winslow's proxy voting guidelines and related policies and procedures are designed to ensure that proxy voting decisions positively affect the long term value of client assets.

Oversight of Winslow's proxy voting program is the responsibility of Winslow's Proxy Committee. In addition, designated "Proxy Administrators" are responsible for monitoring corporate actions, making voting decisions and ensuring that proxies are submitted in a timely manner. In order to facilitate the proxy voting process, Winslow has contracted with The Social Investment Research Service of Institutional Shareholder Services (ISS) to vote proxies for Winslow's accounts on Winslow's behalf. ISS provides Winslow with proxy analysis, vote execution services according to Winslow's proxy voting policy, and quarterly reporting indicating how individual votes have been cast. The Proxy Administrators will periodically review such recommendations and may override individual recommendations in certain cases. Vote overrides could potentially occur in instances where Winslow has obtained additional information regarding a company's environmental record or a company has committed to undertaking specific positive corporate governance changes. In addition, there may be instances where the Proxy Administrators determine that it is in the best economic interests of clients to abstain from voting at individual shareholder meetings, such as (by example and without limitation) instances where foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

Application of the Winslow proxy voting guidelines to vote client proxies should in most instances adequately address any possible conflicts of interest since voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. In cases where the Proxy Committee has determined that there may be a material conflict of interest regarding a particular security, Winslow will default to ISS's recommendations for that proposal and will not have the ability to override the recommendations. For proxy votes inconsistent with Winslow guidelines, the Proxy Committee will review all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between Winslow and a portfolio company could have influenced an inconsistent vote on that company's proxy.

The Proxy Committee will be responsible for monitoring for potential conflicts of interest. Examples of potential conflicts of interest may include (but are not limited to), a portfolio manager or senior officer of Winslow sitting on a company's board, or personal or familial relationships.

When reviewing potential conflicts for materiality, the Proxy Committee will take a two-step approach. First, for those potential conflicts that have a financial basis for materiality, the conflict will be presumed to be non-material unless it involves at least 5% of the adviser's annual revenue. However, the Proxy Committee should also take into consideration all relevant factors to determine whether the potential conflict could be material even though the financial relationship is below the pre-determined threshold. As a result of the shared infrastructure with Canaccord Adams Inc., ("CA") a registered broker-dealer, Winslow has established internal controls to address potential conflicts of interest involving CA. The CA Compliance department has established Chinese Walls and Watch and Restricted Lists for investment banking relationships. Additionally, the Compliance department will monitor for company buybacks that may be on the CA trade desk.

Second, for those potential conflicts that have a non-financial basis for materiality, the Proxy Committee will be responsible for identifying those employees most likely to be affected by them (e.g. portfolio managers, senior management and proxy administrators). An example of a non-financial conflict may be the spouse of a portfolio manager serving on the board of a public company in a senior capacity. Any conflict of interest involving a proxy administrator will automatically be deemed to be material. On an annual basis, the Compliance department requires that all employees disclose any outside business activities and personal investments not previously disclosed or any other potential conflicts of interests.

The Proxy Committee will document the review of any potential conflicts of interest, whether they were deemed to be material or not, and the result of such review.

Vote Summary Reports will be generated for each client that requests that Winslow furnish proxy-voting records. The report will specify the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. All client requests for proxy information will be maintained and fulfilled by the Proxy Administrators.

In addition, Winslow will report all proxy votes for the Winslow Green Growth Fund according to SEC regulations. This voting record will be provided to the SEC according to the regulation, as well as posted on the Winslow website.

Winslow must retain for a period of five years the following records: proxy voting policies and procedures; records of client requests for proxy voting information, any documents prepared by Winslow that were material to making a proxy voting decision or that memorialized the basis for the decision; proxy statements received from issuers (other than those which are available on the SEC's EDGAR database); and, records of votes cast on behalf of clients. The latter two are kept by ISS in its capacity as voting agent and are available upon request.

These guidelines provide an overview of how ISS votes proxies on behalf of Winslow Management Company. They are guidelines, not absolute instructions nor are they exhaustive of all of the issues that may come before us. Therefore, there may be cases in which the final vote cast on a particular issue before a company's shareholders varies from, or may be inconsistent with, the guidelines due to a close examination of the merits of the proposal and consideration of recent and company-specific information. Any vote will be in the best interest of our clients. Winslow reviews these guidelines on an annual basis to take into account new social issues and the latest trends in corporate governance. In addition, it should be noted that although many of the basic governance concepts and social objectives transcend national boundaries, differences in corporate governance standards, shareholder rights, and legal restrictions necessitate a more customized approach to voting in non-U.S. markets. In many countries, the requirements for filing shareholder resolutions are often prohibitive, resulting in a much lower number of shareholder proposals in non-U.S. markets. Differences in compensation practices, board structures, and capital structures necessitate a customized approach to evaluating proposals in different countries. In many cases, shareholder approval is required for resolutions that do not require shareholder approval in the U.S. Mechanisms such as restricted voting rights, share-blocking requirements, and requirements to be represented in person at meetings, make the voting process more complicated than in the U.S. Finally, lower levels of disclosure in non-U.S. markets often make it difficult to apply the same policy that would apply to a U.S. company. Although the following proxy voting guidelines reflect the general principles applied to management and shareholder proposals at both U.S. and non-U.S. companies, we note that specific voting guidelines may vary for non-U.S. companies as a result of differences in market norms. The following proxy voting guidelines are divided up into two main sections: management proposals and shareholder proposals.

                             MANAGEMENT PROPOSALS

                          1. DIRECTOR-RELATED ISSUES

A corporation's board of directors sits at the apogee of the corporate governance system. Though they normally delegate responsibility for the management of the business to the senior executives they select and oversee, directors bear ultimate responsibility for the conduct of the corporation's business. The role of directors in publicly held corporations has undergone considerable change in recent years. Once derided as rubber stamps for management, directors of public corporations today are expected to serve as guardians of shareholders' interests.

The role and responsibilities of directors has been the subject of much discussion and debate over the past decade. Influential organizations, including the American Law Institute, the American Bar Association, the National Association of Corporate Directors, and the Business Roundtable have issued reports and recommendations about corporate boards. The press has hounded bad boards, and institutional investors have used their power to force changes as well. Corporate America has responded, embracing in principle many of the reforms championed by its critics.

Although differences of opinion remain, a fairly strong consensus has emerged on a number of key issues. It is widely agreed that the board's most important responsibility is to ensure that the corporation is managed in shareholders' best long-term economic interest. This will often require boards to consider the impact of their actions on other constituencies, including employees, customers, and local communities.

The board's principal functions are widely agreed to consist of the following:
..   To select, evaluate, and if necessary replace the chief executive officer
..   To review and approve major strategies and financial objectives
..   To advise management on significant issues
..   To assure that effective controls are in place to safeguard corporate assets, manage risk, and comply with the law
..   To nominate directors and otherwise ensure that the board functions effectively

Boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board's work, even if the chief executive officer also serves as Chairman of the board. Key committees of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. Directors are ultimately responsible to the corporation's shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders. Shareholders are also asked to vote on a number of other matters regarding the role, structure and composition of the board.

Winslow classifies directors as either inside directors, affiliated directors, or independent directors. The following chart outlines the requirements for the various classifications:

                 DIRECTOR CATEGORIZATION CHART

INSIDE DIRECTOR: .   employee of the company or its affiliates

                 . non-employee officer of the company if he/she is among the five most highly compensated individuals

                 . listed as a Section 16 officer in the 10-K or proxy statement/1/

--------
/1/ "Executives" (Officers subject to Section 16 of the Securities and Exchange Act pf 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, any vice president in charge of a principal business unit, division, or function, and any other officer who performs policy making functions). Corporate secretaries and general counsels not listed as officers and not employed by the company will be considered AO's. "Affiliate" includes a subsidiary, sibling company, or parent company.

                      .   current interim CEO

                      . beneficial ownership of more than 50% of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group; e.g. members of a family beneficially own less than 50% individually, but combined own more than 50%)

AFFILIATED DIRECTOR:  .   former executive employee of company or its
                          affiliates

                      . former interim CEO if the service was longer than one year or if the service was between six months and a year and the compensation was high relative to that of the other directors (5x their pay) or in line with a CEO's compensation

                      . former executive of an acquired firm, within the past five years

                      . executive of a former parent firm or affiliate at the time the company was sold or split off from the parent/affiliate

                      . executive, former executive, general or limited partner of a joint venture or partnership with the company

                      . relative of current employee of company or its affiliates/2/

                      . relative of former executive of company or its affiliates within the last five years

                      . currently provides (or a family member provides) professional services to company or its affiliates or to its officers

                      . employed by (or a family member is employed by) a significant customer or supplier/3/

                      . has (or a family member has) any transactional relationship with company or its affiliates excluding investments in the company through a private placement

                      . has a contractual/guaranteed board seat and is party to a voting agreement to vote in line with management on proposals being brought to shareholders

                      . has (or a family member has) interlocking relationships as defined by the SEC involving members of the board of directors of its Compensation and Stock Option Committee/4/

                      .   founder of a company but not currently an employee

                      . Trustee, director or employee of a charitable or non-profit organization that receives grants or endowments from the company or its affiliates

                      . Board attestation that an outside director is not independent or the outside director is considered non-independent under the relevant listing rules, except where such designations are not in conformity with our independence/non-independence criteria

INDEPENDENT DIRECTOR: .   no connection to company other than board seat

                      . even if a director has served on the board for over ten years, he/she is still considered to be independent; however, our analysis will indicate the year directors joined the board.

--------
/2/ "Relative" follows the NYSE definition of "immediate family members" which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director's home.
/3/ If the company makes or receives payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).
/4/ Interlocks include: (a) executive officers serving on each other's compensation or similar committees as directors or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committee.

1A. UNCONTESTED ELECTION OF DIRECTORS

We will recommend withholding support for individual nominees or entire slates if we believe that such action is in the best interests of shareholders. In addition to independence, we monitor attendance, stock ownership, conflicts of interest, diversity, and the number of boards on which a director serves.

..   Votes on individual director nominees are made on a CASE-BY-CASE basis.

..   Votes should be WITHHELD from directors who:

  . attend less than 75 percent of the board and committee meetings without a valid excuse for the absences

  .   implement or renew a dead-hand or modified dead-hand poison pill

  . Have adopted a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

  . sit on more than six public company boards or are CEOs of public companies and sit on more than two public company boards besides their own, but only at their outside directorships

  . are on the compensation committee when there is a negative correlation between chief executive pay and company performance, or for poor compensation practices including excessive perks and egregious employment contracts

  . have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

  . ignore a shareholder proposal that is approved by a majority of the votes outstanding

  . ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

  . have failed to act on takeover offers where the majority of the shareholders have tendered their shares

  . serve as members of the Audit Committee when more than 50 percent of the total fees paid to the auditor is attributable to non-audit work OR if a company is found to have pulled auditor ratification from the ballot within the past year

  . are inside or affiliated directors and sit on the audit, compensation, or nominating committees

  . are inside or affiliated directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

  . serve as a member of the Nominating Committee that has failed to establish gender and/or racial diversity on the board. If the company does not have a formal nominating committee, votes will be withheld from the entire slate.

  . serve as a member of the Compensation Committee that has approved egregious compensation packages or has failed to adequately disclose the details of such packages.

  . Serve at a Russell 3000 company that underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

Special attention will be paid to companies that show a high level of disregard for shareholder and stakeholder interests; Winslow will consider withholding votes from the entire board of directors in these cases. In addition, we will recommend withholding votes from the entire board if the board is not composed of a majority of independent directors. We will also highlight other governance concerns in the analyses, including whether the company has combined the roles of Chairman and CEO.

1B. CONTESTED ELECTION OF DIRECTORS

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

  . Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

  . long-term financial performance of the target company relative to its industry; management's track record;

  .   background to the proxy contest;

  . qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met;

  .   stock ownership positions; and

  . impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment.

1C.CLASSIFIED BOARD

Under a classified board structure only one class of directors would stand for election each year, and the directors in each class would generally serve three-year terms. Although staggered boards can provide continuity for companies at the board level, there are also a number of downsides to the structure. First, a classified board can also be used to entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. In addition, when a board is classified, it is difficult to remove individual members for either poor attendance or poor performance; shareholders would only have the chance to vote on a given director every third year when he or she comes up for election. The classified board structure can also limit shareholders' ability to withhold votes from inside directors that sit on key board committee, or to withhold votes from an entire board slate to protest the lack of board diversity. In addition to these concerns, empirical evidence has suggested that such a structure is not in shareholders' best interests from a financial perspective. Studies performed by SEC economists and by academics support the view that classified boards are contrary to shareholder interests. For example, the SEC studied the impact of 649 antitakeover proposals, including classified boards, submitted between 1979 and 1985. Stocks within the group showed an average loss in value of 1.31 percent. While we recognize that there are some advantages to classified boards, based on the latest studies on classified boards, the fact that classified boards can make it more difficult for shareholders to remove individual directors, and the fact that classified boards can be used as an antitakeover device, we recommend against the adoption of classified boards.

..   Vote FOR proposals to declassify the board the directors.

..   Vote AGAINST proposals to classify the board of directors.

1D.SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Shareholder ability to remove directors, with or without cause, is either prescribed by a state's business corporation law, an individual company's articles of incorporation, or its bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

..   Vote AGAINST proposals that provide that directors may be removed only for cause.

..   Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

..   Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

..   Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

1E. CUMULATIVE VOTING

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders. For example, if there is a company with a ten-member board and 500 shares outstanding--the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate.

..   Vote AGAINST management proposals to eliminate cumulative voting.

1F.ALTER SIZE OF THE BOARD

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. Winslow supports management proposals to fix the size of the board at a specific number, thus preventing management when facing a proxy context from increasing the board size without shareholder approval. By increasing the size of the board management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

..   Vote FOR proposals that seek to fix the size of the board.

..   Vote CASE-BY-CASE on proposals that seek to change the size or range of the board.

..   Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

                          2. RATIFICATION OF AUDITORS

Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers. The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. Special consideration will be given when non-audit fees exceed audit fees, as high non-audit fees can compromise the independence of the auditor. Winslow will also monitor both auditor tenure and whether auditor ratification has been pulled from the ballot. In cases where a company has pulled auditor ratification from the ballot within the last year, we will withhold votes from audit committee members.

In the summer of 2002, the U.S. Justice Department indicted Arthur Andersen for obstruction of justice in matters relating to the federal investigation of Enron Corp., and Arthur Andersen's viability as a stand-alone firm has been called into doubt by client and employee defections. In light of recent controversies surrounding companies audited by Arthur Andersen, we question the reliability and independence of their auditing services.

..   Vote FOR proposals to ratify auditors, unless the non-audit fees paid represent 50 percent or more of the total fees paid to the auditor or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

..   WITHHOLD votes from members of the Audit Committee, if a company is found to have pulled auditor ratification from the ballot.

..   WITHHOLD votes from members of the Audit Committee, if material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there is chronic internal control issues and an absence of established effective control mechanisms.

               3. PROXY CONTEST DEFENSES / TENDER OFFER DEFENSES

Corporate takeover attempts come in various guises. Usually, a would-be acquirer makes a direct offer to the board of directors of a targeted corporation. The bidder may offer to purchase the company for cash and/or securities. If the board approves the offer, a friendly transaction is completed and presented to shareholders for approval. If, however, the board of directors rejects the bid, the acquirer can make a tender offer for the shares directly to the targeted corporation's shareholders. Such offers are referred to as hostile tender bids. Prior to 1968, tender offers were not federally regulated. In 1968, Congress enacted the Williams Act as an amendment to the 1934 Securities and Exchange Act to regulate all tender offers. The Securities and Exchange Commission has adopted regulations pursuant to the Williams Act that are intended to promote fairness and prevent fraudulent or manipulative practices. At the same time, many of the states have enacted statutes that are aimed at protecting incorporated or domiciled corporations from hostile takeovers. Many of these state statutes have been challenged as being unconstitutional on grounds that they violate the Williams Act and the commerce and supremacy clauses of the U.S. Constitution. Most statutes, however, have been upheld. The result is a complex set of federal and state regulation, with federal regulation designed to facilitate transactions and state laws intended to impede them.

Not wishing to wait until they are subjects of hostile takeover attempts, many corporations have adopted antitakeover measures designed to deter unfriendly bids or buy time. The most common defenses are the shareholders rights protection plan, also know as the poison pill, and charter amendments that create barriers to acceptance of hostile bids. In the U.S., poison pills do not require shareholder approval. Shareholders must approve charter amendments, such as classified boards or supermajority vote requirements. In brief, the very existence of defensive measures can foreclose the possibility of tenders and hence, opportunities to premium prices for shareholders.

3A. SHAREHOLDER ABILITY TO CALL SPECIAL MEETING

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

..   Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

..   Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

3B.SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

..   Vote FOR proposals to allow or facilitate shareholder action by written consent.

..   Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

3C.POISON PILLS

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: 1) dilute the acquirer's equity holdings in the target company; 2) dilute the acquirer's voting interests in the target company; or 3) dilute the acquirer's equity holdings in the post-merger company. Poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip in pill) and/or the potential acquirer (flip-out pill) at a price far out of line with fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

..   Review on a CASE-BY-CASE basis management proposals to ratify a poison pill. Look for shareholder friendly features including a two to three year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, shareholder redemption feature, and the absence of dead hand features.

3D.FAIR PRICE PROVISIONS

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises, the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time the acquirer states that once control has been obtained, the target's remaining shares will be purchased with cash, cash and securities or only securities. Since the payment offered for the remaining stock is, by design less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize their value. Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares that brought control.

..   Vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

3E. GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

..   Vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

..   Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

3F.UNEQUAL VOTING RIGHTS

Incumbent managers use unequal voting rights with the voting rights of their common shares superior to other shareholders in order to concentrate their power and insolate themselves from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

..   Generally vote AGAINST dual class.

..   Vote FOR dual class recapitalizations when the structure is designed to protect economic interests of investors.

3G. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND CHARTER OR BYLAWS

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

..   Vote FOR proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

..   Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

3H. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

..   Vote FOR proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

..   Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

3I. DIRECTOR AND OFFICER LIABILITY PROTECTION

Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While we recognize that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, we believe the great responsibility and authority of directors justifies holding them accountable for their actions. Each proposal addressing director liability will be evaluated consistent with this philosophy. We may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but we may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

..   Vote AGAINST proposals to limit or eliminate entirely director and officer liability for (i) a breach of the duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, (iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits.

3J. DIRECTOR AND OFFICER INDEMNIFICATION

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. We may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

..   Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

..   Vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

                    4. MISCELLANEOUS GOVERNANCE PROVISIONS

4A. CONFIDENTIAL VOTING

Confidential voting, or voting by secret ballot, is one of the key structural issues in the proxy system. It ensures that all votes are based on the merits of proposals and cast in the best interests of fiduciary clients and pension plan beneficiaries. In a confidential voting system, only vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are given only vote totals. In an open voting system, management can determine who has voted against its nominees or proposals and then re-solicit those votes before the final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain, or would like to establish, a business relationship. Confidential voting also protects employee shareholders from retaliation. Shares held by employee stock ownership plans, for example, are important votes that are typically voted by employees.

..   Vote FOR management proposals to adopt confidential voting.

4B.BUNDLED PROPOSALS

..   Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

4C.ADJOURN MEETING IF VOTES ARE INSUFFICIENT

Companies may ask shareholders to adjourn a meeting in order to solicit more votes. Generally, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

..   Vote AGAINST proposals to adjourn the meeting when votes are insufficient.

4D.CHANGING CORPORATE NAME

Proposals to change a company's name are generally routine matters. Generally, the name change reflects a change in corporate direction or the result of a merger agreement.

..   Vote FOR changing the corporate name.

4E. OTHER BUSINESS

Other business proposals are routine items to allow shareholders to raise other issues and discuss them at the meeting. Only issues that may be legally discussed at meetings may be raised under this authority. However, shareholders cannot know the content of these issues so they are generally not supported.

..   Vote AGAINST other business proposals.

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                             5. CAPITAL STRUCTURE

The equity in a corporate enterprise (that is, the residual value of the company's assets after the payment of all debts) belongs to the shareholders. Equity securities may be employed, or manipulated, in a manner that will ultimately enhance or detract from shareholder value. As such, certain actions undertaken by management in relation to a company's capital structure can be of considerable significance to shareholders. Changes in capitalization usually require shareholder approval or ratification.

5A. COMMON STOCK AUTHORIZATION

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.

Proposals to increase authorized common stock are evaluated on a case-by-case basis, taking into account the size of the increase, the company's need for additional shares, and the company's performance as compared with their industry peers. A company's need for additional shares is gauged by measuring shares outstanding and reserved as a percentage of the total number of shares currently authorized for issuance. For industry peer comparisons, Winslow relies on data compiled by ISS on common stock authorization proposals for companies comprising 98 percent of the investable U.S. equity market. Companies are classified into one of 11 peer groups and each company's performance is measured on the basis of three-year total shareholder returns.

Winslow evaluates on a case-by-case basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense.

..   Review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

5B. STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

..   Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance as measured by total shareholder returns.

5C.REVERSE STOCK SPLITS

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company's share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits help maintain stock liquidity.

..   We will review management proposals to implement a reverse stock split on a
    CASE-BY-CASE basis.

..   We will generally vote FOR a reverse stock split if management provides a reasonable justification for the split and the company's authorized shares are adjusted accordingly.

5D. BLANK CHECK PREFERRED AUTHORIZATION

Preferred stock is an equity security, which has certain features similar to debt instruments , such as fixed dividend payments, seniority of claims to common stock, and in most cases no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion--with voting rights, conversion, distribution and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes, but could be used as a devise to thwart hostile takeovers without shareholder approval.

..   Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

..   Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

..   Review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will vote against the requested increase.

..   Vote FOR requests to require shareholder approval for blank check authorizations.

5E. ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks, and other legal requirements relating to the payment of dividends.

..   Vote FOR management proposals to reduce the par value of common stock.

5F. PREEMPTIVE RIGHTS

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders' interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

..   Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

5G. DEBT RESTRUCTURINGS

Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan will be analyzed considering the following issues:

   DILUTION--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

   CHANGE IN CONTROL--Will the transaction result in a change in control of the company?

   BANKRUPTCY--Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

..   Review on a CASE-BY-CASE basis proposals regarding debt restructurings.

5H. SHARE REPURCHASE PROGRAMS

..   Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

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                    6. EXECUTIVE AND DIRECTOR COMPENSATION

As executive pay levels continue to soar, non-salary compensation remains one of the most sensitive and visible corporate governance issues. Although shareholders have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock option and incentive plans.

Without a doubt, stock option plans transfer significant amounts of wealth from shareholders to employees, and in particular to executives and directors. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation.

Factors that increase the cost (or have the potential to increase the cost) of plans to shareholders, include: excessive dilution; options awarded at below-market discounts; permissive policies on pyramiding; restricted stock giveaways that reward tenure rather than results; sales of shares on concessionary terms; blank-check authority for administering committees; option repricing or option replacements; accelerated vesting of awards in the event of defined changes in corporate control; stand-alone stock appreciation rights; loans or other forms of assistance; or evidence of improvident award policies.

Positive plan features that can offset costly features include: plans with modest dilution potential (i.e. appreciably below double-digit levels), bars to pyramiding and related safeguards for investor interests. Also favorable are performance programs of two or more year duration; bonus schemes that pay off in non-dilutive, fully deductible cash; 401K and other thrift or profit sharing plans; and tax-favored employee stock purchase plans. In general, we believe that stock plans should afford incentives, not sure-fire, risk-free rewards.

6A. EQUITY-BASED INCENTIVE PLANS

The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) instead of simply focusing on voting power dilution. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to Global Industry Classification Standard (GICS) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company-specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation. In addition, we prefer that companies take additional steps to improve the incentive value of the plan, particularly those that aim to encourage executives to focus on long term performance. Holding periods, vesting provisions, and additional performance criteria are therefore encouraged.

Vote recommendations are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an AGAINST recommendation is made. If the proposed cost is below the allowable cap, a vote FOR the plan is recommended unless the plan violates the repricing guidelines or there are other significant concerns with the plan. Winslow will vote AGAINST incentive plans with greater than ten percent dilution. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an AGAINST vote--even in cases where the plan cost is considered acceptable based on the quantitative analysis. We will also give special consideration to companies that have been unresponsive to shareholder concerns with executive compensation issues.

In the event there is a disconnect between the CEO's pay and performance, where the main source for the pay increase is equity-based and the CEO participates in the plan being voted on, specifically, if more than half of the increase in total direct compensation is attributable to the equity component, we will generally recommend AGAINST the equity plan in which the CEO participates. In the case of a disconnect between the CEO's pay and performance, we will also recommend WITHHOLD votes from the compensation committee members whether or not an equity plan is on the ballot.

We will also consider the average three-year burn rate of companies in evaluating the costs of equity plans. Annual burn-rate levels are becoming important to institutional investors. Burn-rate, also known as run rate, is another measure of dilution that shows how rapid the company is depleting its shares reserved for equity compensation plans. It also captures the annual cost of granting equity to employees in terms of shares. The burn rate policy shall apply when there is an equity plan on the ballot.

..   Votes with respect to compensation plans should be determined on a
    CASE-BY-CASE basis.

6B. APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

Cash bonus plans can be an important part of an executive's overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general and certain industries in particular, can greatly impact the company's stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations.

..   Vote FOR plans where the performance measures included under the plan are appropriate, the plan is administered by a committee of independent outsiders, and the preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

6C. EMPLOYEE STOCK PURCHASE PLANS

Employee stock purchase plans enable employees to become shareholders, which gives them a stake in the company's growth. However, purchase plans are beneficial only when they are well balanced and in the best interests of all shareholders. From a shareholder's perspective, plans with offering periods of 27 months or less are preferable. Plans with longer offering periods remove too much of the market risk and could give participants excessive discounts on their stock purchases that are not offered to other shareholders.

Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. Such plans must be broad-based, permitting all full-time employees to participate. Some companies also permit part-time staff to participate. Qualified ESPP plans will soon have an expense charge to the income statements. Therefore, some companies offer nonqualified ESPP.

For nonqualified ESPPs, companies provide a match to employees' contributions instead of a discount in stock price. Also, limits are placed on employees' contributions. Some companies provide a maximum dollar value for the year and others specify the limits in terms of a percent of base salary, excluding bonus or commissions. For plans that do not qualify under Section 423 of the IRC, a plan participant will not recognize income by participating in the plan, but will recognize ordinary compensation income for federal income tax purposes at the time of the purchase.

..   Vote FOR qualified employee stock purchase plans with an offering period of
    27 months or less when voting power dilution is ten percent or less.

..   Vote AGAINST qualified employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.

..   Vote FOR nonqualified employee stock purchase plans with broad-based participation, limits on employee contribution, company matching of up to 25 percent, and no discount on the stock price on the date of purchase.

..   Vote AGAINST nonqualified employee stock purchase plans without broad-based participation, or when company matching exceeds 25 percent, or discounts are offered on the stock price at the date of purchase.

6D. OUTSIDE DIRECTOR STOCK AWARDS / OPTIONS IN LIEU OF CASH

These proposals seek to pay outside directors a portion of their compensation in stock rather than cash. By doing this, a director's interest may be more closely aligned with those of shareholders.

..   Vote FOR proposals that seek to pay outside directors a portion of their compensation in stock rather than cash.

                    7. MERGERS AND CORPORATE RESTRUCTURINGS

A merger occurs when one corporation is absorbed into another and ceases to exist. The surviving company gains all the rights, privileges, powers, duties, obligations and liabilities of the merged corporation. The shareholders of the absorbed company receive stock or securities of the surviving company or other consideration as provided by the plan of merger. Mergers, consolidations, share exchanges, and sale of assets are friendly in nature, which is to say that both sides have agreed to the combination or acquisition of assets.

Shareholder approval for an acquiring company is generally not required under state law or stock exchange regulations unless the acquisition is in the form of a stock transaction which would result in the issue of 20 percent or more of the acquirer's outstanding shares or voting power, or unless the two entities involved require that shareholders approve the deal. Under most state laws, however, a target company must submit merger agreements to a shareholder vote. Shareholder approval is required in the formation of a consolidated corporation.

7A. MERGERS AND ACQUISITIONS

When voting on mergers and acquisitions we will take into account at least the following:

  .   anticipated financial and operating benefits;

  .   offer price (cost vs. premium);

  .   prospects of the combined companies;

  .   how the deal was negotiated;

  .   the opinion of the financial advisor;

  . potential conflicts of interest between management's interests and shareholders' interests;

  . changes in corporate governance and their impact on shareholder rights; and. impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment.

..   Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis.

7B. VOTING ON STATE TAKEOVER STATUTES

..   We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

..   We generally vote FOR opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

7C. VOTING ON REINCORPORATION PROPOSALS

..   Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Review management's rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the corporations. Reincorporations into "tax havens" will be given special consideration.

7D. CORPORATE RESTRUCTURING

..   Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, should be considered on a CASE-BY-CASE basis.

7E. SPIN-OFFS

..   Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

7F. ASSET SALES

..   Votes on asset sales should be made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

7G. LIQUIDATIONS

..   Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

7H. APPRAISAL RIGHTS

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

..   Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

7I. GOING PRIVATE TRANSACTIONS

..   Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

..   Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

  . Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

  .   Cash-out value;

  . Whether the interests of continuing and cashed-out shareholders are balanced; and

  .   The market reaction to public announcement of transaction.

                            8. MUTUAL FUND PROXIES
8A. ELECTION OF TRUSTEES

Votes on trustee nominees are made on a CASE-BY-CASE basis, votes on the entire board of directors will examine the following factors:

Votes should be WITHHELD from directors who:

1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences

2) implement or renew a dead-hand or modified dead-hand poison pill

3) ignore a shareholder proposal that is approved by a majority of the votes cast

4) have failed to act on takeover offers where the majority of the shareholders have tendered their shares

8B. INVESTMENT ADVISORY AGREEMENT

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund's net asset size.

..   Votes on investment advisory agreements should be evaluated on a
    CASE-BY-CASE basis.

8C. FUNDAMENTAL INVESTMENT

Fundamental investment restrictions are limitations within a fund's articles of incorporation that limit the investment practices of the particular fund.

..   Votes on amendments to a fund's fundamental investment restrictions should be evaluated on a CASE-BY-CASE basis.

8D. DISTRIBUTION AGREEMENTS

Distribution agreements are agreements between a fund and its distributor which provide that the distributor is paid a fee to promote the sale of the fund's shares.

..   Votes on distribution agreements should be evaluated on a CASE-BY-CASE basis.

                             SHAREHOLDER PROPOSALS

              9. CORPORATE GOVERNANCE AND EXECUTIVE COMPENSATION

9A. SHAREHOLDER MEETINGS/HOUSEKEEPING ISSUES

9A-1. ROTATE ANNUAL MEETING:

The argument in favor of rotating annual meeting location sites is to enable a greater number of shareholders to attend and participate in the meeting.

..   Vote FOR shareholder proposals to rotate the annual meeting of shareholders or change the date and time of the meeting.

9B. BOARD-RELATED ISSUES

9B-1. DECLASSIFY BOARD OF DIRECTORS:

Under a classified board structure only one class of directors would stand for election each year, and the directors in each class would generally serve three-year terms. Although staggered boards can provide continuity for companies at the board level, there are also a number of downsides to the structure. First, a classified board can also be used to entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. In addition, when a board is classified, it is difficult to remove individual members for either poor attendance or poor performance; shareholders would only have the chance to vote on a given director every third year when he or she comes up for election. The classified board structure can also limit shareholders' ability to withhold votes from inside directors that sit on key board committee, or to withhold votes from an entire board slate to protest the lack of board diversity. In addition to these concerns, empirical evidence has suggested that such a structure is not in shareholders' best interests from a financial perspective. Studies performed by SEC economists and by academics support the view that classified boards are contrary to shareholder interests. For example, the SEC studied the impact of 649 antitakeover proposals, including classified boards, submitted between 1979 and 1985. Stocks within the group showed an average loss in value of 1.31 percent. While we recognize that there are some advantages to classified boards, based on the latest studies on classified boards, the fact that classified boards can make it more difficult for shareholders to remove individual directors, and the fact that classified boards can be used as an antitakeover device, we recommend against the adoption of classified boards.

..   Vote FOR proposals to declassify the board the directors.

9B-2. SEPARATE CHAIRMAN AND CEO:

One of the principle functions of the board is to monitor and evaluate the performance of the CEO. The chairman's duty to oversee management is obviously compromised when he is required to monitor himself. Generally we vote for shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

..   Vote FOR shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

9B-3. ADOPT CUMULATIVE VOTING:

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders. For example, if there is a company with a ten-member board and 500 shares outstanding--the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Cumulative voting therefore makes it easier for dissidents to be elected to a board.

..   Vote for shareholder proposals to permit cumulative voting.

9B-4. MAJORITY OF INDEPENDENT DIRECTORS:

We believe that a board independent from management is of vital importance to a company and its shareholders. Accordingly, we will cast votes in a manner that shall encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity within the last five years; past or current employment by a firm that is one of the company's paid advisors or consultants; personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company's chairman or chief executive officer is also a board member, service with a non-profit that receives significant contributions from the company.

..   Vote FOR shareholder proposals that request that the board be comprised of a majority of independent directors.
..   Vote FOR shareholder proposals to strengthen the definition of independence for board directors.

9B-5. INDEPENDENT COMMITTEES:

Most corporate governance experts agree that the key board committees (audit, compensation, and nominating/corporate governance) of a corporation should include only independent directors. The independence of key committees has been encouraged by regulation. For example, the NYSE requires that the audit committees of listed companies to be entirely "independent." SEC proxy rules require disclosure of any members of a compensation committee who have significant business relationships with the company or interlocking directorships. We believe that initiatives to increase the independent representation of these committees or require that these committees be independent should be supported.

..   Vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

9B-6. ADOPT DIRECTOR TERM LIMITS:

Those who support term limits argue that this requirement would bring new ideas and approaches to a board. However, we prefer to look at directors and their contributions to the board individually rather than impose a strict rule.

..   Vote AGAINST shareholder proposals to limit the tenure of outside directors.

9B-7. IMPLEMENT DIRECTOR SHARE OWNERSHIP REQUIREMENT:

Corporate directors should own some amount of stock of the companies on which they serve as board members. It is a simple way to align the interests of directors and shareholders. However, many highly qualified individuals such as academics and clergy, might not be able to meet this requirement. A preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on candidates. Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

..   Vote AGAINST shareholder proposals that seek to establish mandatory share ownership requirements for directors.
..   Vote FOR shareholder proposals that ask directors to accept a certain percentage of their annual retainer in the form of stock.

9B-8. MAJORITY THRESHOLD VOTING REQUIREMENT FOR DIRECTORS:

SHAREHOLDERS HAVE EXPRESSED STRONG SUPPORT FOR PRECATORY SHAREHOLDERS ON MAJORITY THRESHOLD VOTING. WE BELIEVE SHAREHOLDERS SHOULD HAVE A GREATER VOICE IN REGARD TO THE ELECTION OF DIRECTORS AND BELIEVES MAJORITY THRESHOLD VOTING REPRESENTS A VIABLE ALTERNATIVE TO THE CURRENT PLURALITY SYSTEM IN THE U.S.

..   Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

..   Consider voting AGAINST the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

9C. SHAREHOLDER RIGHTS & BOARD ACCOUNTABILITY

9C-1. REDUCE SUPERMAJORITY VOTE REQUIREMENTS:

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

..   Vote FOR proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
..   Vote FOR proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

9C-2. REMOVE ANTITAKEOVER PROVISIONS:

There are numerous antitakeover mechanisms available to corporations that can make takeovers prohibitively expensive for a bidder or at least guarantee that all shareholders are treated equally. The debate over antitakeover devices centers on whether these devices enhance or detract from shareholder value. One theory argues that a company's board, when armed with these takeover protections, may use them as negotiating tools to obtain a higher premium for shareholders. The opposing view maintains that managements afforded such protection are more likely to become entrenched than to actively pursue the best interests of shareholders. Such takeover defenses also serve as obstacles to the normal functioning of the marketplace which, when operating efficiently, should replace incapable and poorly performing managements.

..   Vote FOR shareholder proposals that seek to remove antitakeover provisions.

9C-3. SUBMIT POISON PILL (SHAREHOLDER RIGHTS PLAN) TO A VOTE:

Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip in pill) and/or the potential acquirer (flip-out pill) at a price far out of line with fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

..   vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

..   review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

..   Vote CASE-BY-CASE on proposals to amend an existing shareholder rights plan.

9C-4. CONFIDENTIAL VOTING:

Confidential voting, or voting by secret ballot, is one of the key structural issues in the proxy system. It ensures that all votes are based on the merits of proposals and cast in the best interests of fiduciary clients and pension plan beneficiaries. In a confidential voting system, only vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are given only vote totals. In an open voting system, management can determine who has voted against its nominees or proposals and then resolicit those votes before the final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain, or would like to establish, a business relationship. Confidential voting also protects employee shareholders from retaliation. Shares held by employee stock ownership plans, for example, are important votes that are typically voted by employees.

The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

..   Vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: IN THE CASE OF A CONTESTED ELECTION, MANAGEMENT IS PERMITTED TO REQUEST THAT THE DISSIDENT GROUP HONOR ITS CONFIDENTIAL VOTING POLICY. IF THE DISSIDENTS AGREE, THE POLICY REMAINS IN PLACE. IF THE DISSIDENTS DO NOT AGREE, THE CONFIDENTIAL VOTING POLICY IS WAIVED.

9C-5. WRITTEN CONSENT/SPECIAL MEETING:

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling. Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

..   Vote FOR shareholder proposals that provide for shareholder ability to take action by written consent and/or call a special meeting.

9C-6. ELECT AUDITORS/ ENSURE AUDITOR INDEPENDENCE:

These shareholder proposals request that the board allow shareholders to elect the company's auditor at each annual meeting. Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers. The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. We believe that shareholders should have the ability to ratify the auditor on an annual basis.

..   Vote FOR proposals that would allow shareholders to elect the auditors.

..   Vote FOR proposals that ask a company to adopt a policy on auditor independence

..   Vote FOR proposals that seek to limit the non-audit services provided by the company's auditor

..   Vote FOR shareholder proposals to allow shareholders to vote on auditor ratification.

9C-7. AUDITOR ROTATION:

To minimize any conflict of interest that may rise between the company and its auditor, we support the rotation of auditors. Currently, SEC rules provide that partners should be rotated every five years. However, we also believe that the long tenure of audit firms at U.S. companies can be problematic.

..   Vote FOR shareholder proposals to rotate company's auditor every five years or more. We believe that proposing a rotation period less than five years is unreasonably restrictive and may negatively affect audit quality and service while increasing expense.

9D. COMPENSATION ISSUES

9D-1. INCREASE DISCLOSURE OF EXECUTIVE COMPENSATION:

The SEC requires that companies disclose, in their proxy statements, the salaries of the top five corporate executives (who make at least $100,000 a year). Companies also disclose their compensation practices and details of their stock-based compensation plans. While this level of disclosure is helpful, it often does not provide a complete picture of the company's compensation practices. For shareholders to make informed decisions on compensation levels, they need to have clear, concise information at their disposal. Increased disclosure will help ensure that management (1) has legitimate reasons for setting specific pay levels, and (2) is held accountable for its actions.

..   Vote FOR shareholder proposals seeking increased disclosure on executive compensation issues including the preparation of a formal report on executive compensation practices and policies.

9D-2. LIMIT EXECUTIVE COMPENSATION:

Proposals that seek to limit executive or director compensation usually focus on the absolute dollar figure of the compensation or focus on the ratio of compensation between the executives and the average worker of a specific company. A BUSINESS WEEK article cited by the AFL-CIO has stated that the average CEO of a major corporation made 42 times the pay of a typical American factory worker in 1980. By 1990, that ratio had more than doubled to 85 times the average factory wage. Eight years later the ratio was a "staggering" 419 times the average factory wage in 1998. According to the AFL-CIO, if this rate of growth were to continue, the average CEO's salary would equal that of about 150,000 American factory workers in the year 2050. Proponents argue that the exponential growth of executive salaries is not in the best interests of shareholders, especially when that pay is exorbitant when compared to the compensation of other workers.

..   Vote FOR proposals to prepare reports seeking to compare the wages of a company's lowest paid worker to the highest paid workers.

..   Vote CASE-BY-CASE on proposals that seek to establish a fixed ratio between the company's lowest paid workers and the highest paid workers.

9D-3. PROHIBIT/REQUIRE SHAREHOLDER APPROVAL FOR OPTION REPRICING:

Repricing involves the reduction of the original exercise price of a stock option after the fall in share price. We do not support repricing since it undermines the incentive purpose of the plan. The use of options as incentive means that employees must bear the same risks as shareholders in holding these options. Shareholder resolutions calling on companies to abandon the practice of repricing or to submit repricings to a shareholder vote will be supported.

..   Vote FOR shareholder proposals seeking to limit repricing.

..   Vote FOR shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

9D-4. SEVERANCE AGREEMENTS/ GOLDEN PARACHUTES:

Golden and tin parachutes are designed to protect the employees of a corporation in the event of a change in control. With Golden Parachutes senior level management employees receive a pay out during a change in control at usually two to three times base salary. Increasingly companies that have golden parachute agreements for executives are extending coverage for all their employees via tin parachutes. The SEC requires disclosure of all golden parachutes arrangements in the proxy, such disclosure is not required of tin parachutes.

..   Vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

9D-5. CASH BALANCE PLANS:

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan, and not based on a seniority formula they may reduce payouts to long-term employees who are currently vested in plans.

Cash-balance pension conversions are undergoing congressional and federal agency scrutiny in the wake of high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant change is unlikely in the short-term, business interests are worried enough that the National Association of Manufacturers and other business lobbies are forming a Capitol Hill coalition to preserve the essential features of the plans and to overturn a recent IRS ruling. Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that this savings is gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

..   Vote FOR shareholder proposals calling for non-discrimination in retirement benefits.

..   Vote FOR shareholder proposals asking a company to give employees the option of electing to participate in either a cash balance plan or in a defined benefit plan.

9D-6. PERFORMANCE-BASED OPTIONS/INDEXED OPTIONS:

We support compensating executives at a reasonable rate and believe that executive compensation should be strongly correlated to performance. We support option plans that provide challenging performance objectives and serve to motivate executives to excellent performance, and oppose plans that offer unreasonable benefits to executives that are not available to any other shareholders. We support stock options as a significant component of compensation, but believes that there should be limits on grants to both individuals and the company's top executives, including: (1) no individual may be granted more than five percent of the total options granted in a single year, and (2) a company's group of executive officers may not be granted more than ten percent of the total options granted in the single year.

..   Vote FOR shareholder proposals to link executive pay to performance, including the use of indexed options and other indicators.

9D-7. LINK COMPENSATION TO NON-FINANCIAL FACTORS:

Proponents of these proposals feel that social criteria should be factored into the formulas used in determining compensation packages for executives. These shareholders are looking for companies to review current compensation practices and to include social performance criteria, such as increasing investment in order to revitalize "distressed areas," meeting environmental goals, and accounting for "poor corporate citizenship" when evaluating executive compensation. One of the companies cited by proponents as an example sets annual goals such as employee satisfaction, corporate responsibility, diversity and customer satisfaction as part of a written policy used in linking compensation with financial performance and non-financial bases for evaluation. Proponents believe that many of these factors such as poor environmental performance, workplace lawsuits, etc. are likely to have an impact on the company's financial performance in the future if they are not addressed adequately today. As a result, shareholders believe they should be considered along with traditional financial considerations when determining executive pay.

..   Vote FOR shareholder proposals calling for the preparation of a report on the feasibility of linking executive pay to nonfinancial factors, such as social and environmental goals.

..   Vote FOR shareholder proposals seeking to link executive pay to non-financial factors.

9D-8. EXPENSING OF STOCK OPTIONS:

Beginning in 2002, companies came under intense pressure to expense stock options to reflect the true financial impact of the compensation arrangements on the company's bottom line. Although a number of companies have already moved to expense options, many have not. We believe that options expensing provides shareholders with a more accurate view of company performance.

..   Vote FOR shareholder proposals asking companies to expense stock options.

9E. STRATEGIC ISSUES

9E-1. SEEK SALE OF COMPANY/ASSETS:

These shareholder proposals generally call for the prompt sale of the company to the highest bidder. Shareholder value maximization proposals that suggest exploring alternatives, including a sale or merger, should be considered on a case-by-case basis. While under normal circumstances the decision to buy, sell, or engage in a merger is best left in the hands of management and the board, it is recognized that certain situations may justify the adoption of such proposals, such as a prolonged period of poor or sluggish performance with no turnaround in sight. Support of such proposals is further justified in cases where the board and management have become entrenched. Adoption of poison pills, golden parachutes, and other antitakeover provisions in the face of an attractive offer may be signs of entrenchment.

..   We vote on a CASE-BY-CASE basis proposals that seek the sale of the company or company assets.

9E-2. HIRE ADVISOR/MAXIMIZE SHAREHOLDER VALUE:

These shareholder proposals recommend that the board engage the services of a nationally recognized investment banker to explore all alternatives to enhance shareholder value, including the possible sale or merger of the company. Shareholder value maximization proposals that suggest exploring alternatives, including a sale or merger, should be considered on a case-by-case basis. While under normal circumstances the decision to buy, sell, or engage in a merger is best left in the hands of management and the board, it is recognized that certain situations may justify the adoption of such proposals, such as a prolonged period of poor or sluggish performance with no turnaround in sight. Support of such proposals is further justified in cases where the board and management have become entrenched. Adoption of poison pills, golden parachutes, and other antitakeover provisions in the face of an attractive offer may be signs of entrenchment.

..   We vote on a CASE-BY-CASE basis proposals that request the company hire an advisor to maximize shareholder value.

9E-3. CONVERT CLOSED-END FUND TO OPEN-END FUND:

Although, approval of these proposals would eliminate the discount at which the fund's shares trade. The costs associated with converting the fund, in addition to the potential risks to long-term shareholder value, outweigh the potential benefits of the conversion.

..   Vote CASE-BY-CASE on shareholder proposals to convert a closed-end fund to an open-end fund.

                     10. SOCIAL & ENVIRONMENTAL PROPOSALS

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than in the past. In addition to moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

     . the number and variety of shareholder resolutions on social and environmental issues has increased;

     . many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;

     . the proposals are more sophisticated - better written, more focused, and more sensitive to the feasibility of implementation; and

     . investors now understand that a company's response to social and environmental issues can have a serious economic consequences for the company and its shareholders.

In general, we vote for shareholder social, workforce, and environmental proposals that create good corporate citizens while enhancing long-term shareholder and stakeholder value. We will vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders' social, workforce, and environmental concerns. In determining our vote on shareholder social, workforce--and environmental proposals, we also analyze the following factors:

  . whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

  .   the percentage of sales, assets and earnings affected;

  . the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

  . whether the issues presented should be dealt with through government or company-specific action;

  . whether the company has already responded in some appropriate manner to the request embodied in a proposal;

  . whether the company's analysis and voting recommendation to shareholders is persuasive;

  .   what other companies have done in response to the issue;

  .   whether the proposal itself is well framed and reasonable;

  . whether implementation of the proposal would achieve the objectives sought in the proposal; and

  . whether the subject of the proposal is best left to the discretion of the board.

In general, we support proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information merit support. Requests to establish special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. We will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. We support shareholder proposals that improve the company's public image, and reduce exposure to liabilities.

10a. Diversity and Workplace Issues

Significant progress has been made in recent years in the advancement of women and racial minorities in the workplace and the establishment of greater protections against discriminatory practices in the workplace.

However, discrimination on the basis of race, gender, religion, nationality, and sexual preference continues. Shareholder proposals on diversity may target a company's board nomination procedures or seek greater disclosure on a company's programs and procedures on increasing the diversity of its workforce, and make reference to one or more of the following points:

  . Violations of workplace anti-discrimination laws lead to expensive litigation and damaged corporate reputations that are not in the best interests of shareholders.

  . Employers already prepare employee diversity reports for the EEOC, so preparing a similar report to shareholders can be done at minimal cost.

  . The presence of women, ethnic minorities and union members in workforce and customer pools gives companies with diversified boards a practical advantage over their competitors as a result of their unique perspectives.

  . Efforts to include women, minorities and union representatives on corporate boards can be made at reasonable costs.

  . Reports can be prepared "at reasonable expense" describing efforts to encourage diversified representation on their boards.

  . Board diversification increases the pool of the company's potential investors because more and more investors are favoring companies with diverse boards.

  . A commitment to diversity in the workforce can lead to superior financial returns.

10A-1. ADD WOMEN AND MINORITIES TO BOARD:

Board diversification proposals ask companies to put systems in place to increase the representation of women, minorities, union members or other underrepresented minority groups on boards of directors. In prior years, board diversification proposals requested that companies nominate board members from certain constituencies, appoint special committees to recommend underrepresented classes of board members, establish board positions reserved for representatives of certain groups, or simply "make greater efforts" to nominate women and ethnic minorities to their boards.

..   Vote FOR shareholder proposals that ask the company to take steps to nominate more women and minorities to the board.

..   Vote FOR shareholder proposals asking for reports on board diversity.

..   Vote FOR shareholder proposals asking companies to adopt nomination charters or amend existing charters to include reasonable language addressing diversity.

10A-2. PREPARE REPORT/PROMOTE EEOC-RELATED ACTIVITIES:

Filers of proposals on this issue generally ask a company to make available, at reasonable cost and omitting proprietary information, data the company includes in its annual report to the Equal Employment Opportunity Commission (EEOC) outlining the make-up of its workforce by race, gender and position. Shareholders also ask companies to report on any efforts they are making to advance the representation of women and ethnic minorities in jobs in which they have been historically underrepresented, such as sales and management. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings. The Equal Opportunities Employment Commission does not release the companies' filings to the public, unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

..   Vote FOR shareholder proposals that ask the company to report on its diversity and/or affirmative action programs.

..   Vote FOR shareholder proposals calling for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.

..   Vote FOR shareholder proposals requesting nondiscrimination in salary, wages and all benefits.

..   Vote FOR shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

10A-3. REPORT ON PROGRESS TOWARD GLASS CEILING COMMISSION RECOMMENDATIONS:

In November 1995, the Glass Ceiling Commission (Commission), a bipartisan panel of leaders from business and government, issued a report describing "an unseen yet unbreachable barrier that keeps women and minorities from rising to the upper rungs of the corporate ladder." The Commission recommended that companies take practical steps to rectify this disparity, such as including diversity goals in business plans, committing to affirmative action for qualified employees and initiating family-friendly labor policies. In recent years, shareholders have submitted proposals asking companies to report on progress made toward the Commission's recommendations.

..   Vote FOR shareholder proposals that ask the company to report on its progress against the Glass Ceiling Commission's recommendations.

..   Vote FOR shareholder proposals seeking to eliminate "glass ceiling" for women and minority employees.

10A-4. PROHIBIT DISCRIMINATION ON THE BASIS OF SEXUAL ORIENTATION:

Federal law does not ban workplace discrimination against gay and lesbian employees, and only a handful of states have enacted workplace protections for these employees. Although an increasing number of US companies have explicitly banned discrimination on the basis of sexual orientation in their equal employment opportunity (EEO) statements, many still do not. Shareholder proposals on this topic ask companies to change the language of their EEO statements in order to put in place anti-discrimination protection for their gay and lesbian employees. In addition, proposals may seek disclosure on a company's general initiatives to create a workplace free of discrimination on the basis of sexual orientation, including reference to such items as support of gay and lesbian employee groups, diversity training that addresses sexual orientation, and non-medical benefits to domestic partners of gay and lesbian employees.

..   Vote FOR shareholder proposals to include language in EEO statements specifically barring discrimination on the basis of sexual orientation.

..   Vote FOR shareholder proposals seeking reports on a company's initiatives to create a workplace free of discrimination on the basis of sexual orientation.

..   Vote AGAINST shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.

10A-5. REPORT ON/ELIMINATE USE OF RACIAL STEREOTYPES IN ADVERTISING:

Many companies continue to use racial stereotypes or images perceived as racially insensitive in their advertising campaigns. Filers of shareholder proposals on this topic often request companies to give more careful consideration to the symbols and images that are used to promote the company.

..   Vote FOR shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report.

10A-6. REPORT ON THE DISTRIBUTION OF STOCK OPTIONS BY GENDER AND RACE:

Companies have received requests from shareholders to prepare reports documenting the distribution of the stock options and restricted stock awards by race and gender of the recipient. Proponents of these proposals argue that, in the future, there will be a shift toward basing racial and gender discrimination suits on the distribution of corporate wealth through stock options. The appearance of these proposals is also in response to the nationwide wage gap and under representation of minorities and women at the highest levels of companies.

..   Vote FOR shareholder proposals asking companies to report on the distribution of stock options by race and gender of the recipient.

10B. CODES OF CONDUCT, LABOR STANDARDS & HUMAN RIGHTS

Investors, international human rights groups, and labor advocacy groups have long been making attempts to safeguard worker rights in the international marketplace. In instances where companies themselves operate factories in developing countries for example, these advocates have asked that the companies adopt global corporate standards that guarantee sustainable wages and safe working conditions for their workers abroad. Companies that contract out portions of their manufacturing operations to foreign companies have been asked to ensure that the products they receive from those contractors have not been made using forced labor, child labor, or sweatshop labor. These companies are asked to adopt formal vendor standards that, among other things, include some sort of monitoring mechanism. Globalization, relocation of production overseas, and widespread use of subcontractors and vendors, often make it difficult to obtain a complete picture of a company's labor practices in global markets. Efforts that seek greater disclosure on a company's labor practices and that seek to establish minimum standards for a company's operations will be supported. In addition, requests for independent monitoring of overseas operations will be supported.

We generally support proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labor; a government that is illegitimate; or there is a call by human rights advocates, pro-democracy organizations, or legitimately-elected representatives for economic sanctions. The use of child, sweatshop, or forced labor is unethical and can damage corporate reputations. Poor labor practices can lead to litigation against the company, which can be costly and time consuming.

10B-1. CODES OF CONDUCT AND VENDOR STANDARDS:

In recent years, an increasing number of shareholder proposals have been submitted that pertain to the adoption of codes of conduct or seek greater disclosure on a company's international workplace standards. Companies have been asked to adopt a number of different types of codes, including a workplace code of conduct, standards for international business operations, human rights standards, International Labor Organization (ILO) standards and the SA 8000 principles. The ILO is an independent agency of the United Nations which consists of 175 member nations represented by workers, employers, and governments. The ILO's general mandate is to promote a decent workplace for all individuals. The ILO sets international labor standards in the form of its conventions and then monitors compliance with the standards. The seven conventions of the ILO fall under four broad categories: Right to organize and bargain collectively, Nondiscrimination in employment, Abolition of forced labor, and End of child labor. Each of the 180 member nations of the ILO is bound to respect and promote these rights to the best of their abilities. SA 8000 is a set of labor standards, based on the principles of the ILO conventions and other human rights conventions, and covers eight workplace conditions, including: child labor, forced labor, health and safety, freedom of association and the right to collective bargaining, discrimination, disciplinary practices, working hours and compensation. The Global Sullivan Principles are a set of guidelines that support economic, social and political justice by companies where they do business; to support human rights and to encourage equal opportunity at all levels of employment.

..   Vote FOR shareholder proposals to implement human rights standards and workplace codes of conduct.

..   Vote FOR shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan
    Principles.

..   Vote FOR shareholder proposals that call for the adoption of principles or codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Burma, former Soviet Union, and China).

..   Vote FOR shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.

..   Vote FOR shareholder proposals that seek publication of a "Code of Conduct"
    to the company's foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees' wages, benefits, working conditions, freedom of association, and other rights.

..   Vote FOR shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.

..   Vote FOR shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee's wages and working conditions.

10B-2. PREPARE REPORT ON OPERATIONS IN BURMA/MYANMAR:

Since the early 1960s, Burma (also known as Myanmar) has been ruled by a military dictatorship that has been condemned for human rights abuses, including slave labor, torture, rape and murder. Many companies have pulled out of Burma over the past decade given the controversy surrounding involvement in the country. Oil companies continue be the largest investors in Burma, and therefore are the usual targets of shareholder proposals on this topic. However, proposals have also been filed at other companies, including financial companies, for their involvement in the country.

..   Vote FOR shareholder proposals to adopt labor standards in connection with involvement in Burma.

..   Vote FOR shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.

..   Vote shareholder proposals to pull out of Burma on a CASE-BY-CASE basis.

10B-3. ADOPT/REPORT ON MACBRIDE PRINCIPLES:

The MacBride Principles, a set of nine fair employment guidelines for companies with operations in Northern Ireland, were created to remedy the under-representation of a minority (Catholics) in the workforce. Critics of the principles, most notably the British Government, point out that companies in Northern Ireland already are subject to Britain's Fair Employment Act (FEA) that has been credited with significantly improving the representation of Catholics in the workforce in that region. Some MacBride opponents say that by agreeing to abide by the Principles, companies may unintentionally run afoul of the FEA by engaging in reverse discrimination. Aware of the potential legal liability, shareholder proponents of the Principles word their MacBride resolutions to request only that firms, "take all lawful steps" to implement the MacBride Principles.

..   Vote for shareholder proposals to report on or to implement the MacBride
    Principles.

10B-4. ADOPT/REPORT ON CHINA PRINCIPLES:

Documented human rights abuses in China continue to raise concerns among investors, specifically with respect to alleged use of prison labor in manufacturing. In June 23, 1997 the Food and Allied Service Trades Department
(FAST) of the AFL-CIO released a report that identified U.S. companies with direct or indirect ties to companies controlled by the Chinese military, the People's Liberation Army (PLA), and hence ties to prison labor. The US Business Principles for Human Rights of Workers in China may help a company with operations in China avoid being blacklisted by U.S. states and municipalities, many of whom have limited their contracts with companies who fail to adopt similar principles in other countries recognized for committing gross human rights violations. Based on the country's human rights record, investors have asked companies to refrain from beginning new projects in the country until improvements are made. In addition, investors have asked for greater disclosure on the nature of a company's involvement in the country and on the impact of their involvement.

..   Vote FOR shareholder proposals requesting more disclosure on a company's involvement in China

..   Vote FOR shareholder proposals that ask a company to terminate a project or investment in China.

10B-5. PREPARE REPORT ON COMPANY ACTIVITIES AFFECTING INDIGENOUS PEOPLES'
RIGHTS:

In recent years, a number of US public companies have found their operations or expansion plans in conflict with local indigenous groups. Shareholders, concerned with the negative impact that the company's operations may have on the indigenous people's land and community, have sought reports detailing the impact of the company's actions and presence on these groups.

..   Vote FOR shareholder proposals to prepare reports on a company's impact on indigenous communities.

10C. ENVIRONMENT AND ENERGY

Proposals addressing environmental and energy concerns are plentiful, and generally seek greater disclosure on an issue or seek to improve a company's environmental practices in order to protect the world's natural resources. In addition, some proponents cite the negative financial implications for companies with poor environmental practices, including liabilities associated with site clean-ups and lawsuits, as well as arguments that energy efficient products and clean environmental practices are sustainable business practices that will contribute to long-term shareholder value. Shareholders say the majority of independent atmospheric scientists agree that global warming poses a serious problem to the health and welfare of this country, citing the findings of the Intergovernmental Panel on Climate Change. Shareholders argue that companies can report on their greenhouse gas emissions within a few months at reasonable cost.

10C-1. ENVIRONMENTAL/SUSTAINABILITY REPORT:

Shareholders may request general environmental reports or reports on a specific location/operation, often requesting that the company detail the environmental risks and potential liabilities of a specific project. Companies have begun to report on environmental and sustainability issues using the Global Reporting Initiative (GRI) standards. The GRI is was established in 1997 with the mission of developing globally applicable guidelines for reporting on economic, environmental, and social performance. The GRI was developed by the Coalition for Environmentally Responsible Economies (CERES) in partnership with the United Nations Environment Programme (UNEP).

..   Vote FOR shareholder proposals seeking greater disclosure on the company's environmental practices, and/or environmental risks and liabilities.

..   Vote FOR shareholder proposals asking companies to report in accordance with the Global Reporting Initiative (GRI).

10C-2. GLOBAL WARMING/GREENHOUSE GAS EMISSIONS:

Scientists generally agree that gases released by chemical reactions including the burning of fossil fuels contribute to a "greenhouse effect" that traps the planet's heat. Environmentalists claim that the greenhouse gases produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines. With notable exceptions, business leaders have described the rise and fall of global temperatures as naturally occurring phenomena and depicted corporate impact on climate change as minimal. Shareholder proposals asking a company to issue a report to shareholders, "at reasonable cost and omitting proprietary information," on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their direct or indirect efforts to promote the view that global warming is not a threat. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company's role in global warming can be assembled at reasonable cost.

..   Vote FOR shareholder proposals seeking disclosure of liabilities or preparation of a report pertaining to global warming and climate change risk.

..   Vote FOR shareholder proposals calling for the reduction of greenhouse gas.

..   Vote FOR shareholder proposals seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change.

10C-3. INVEST IN CLEAN/RENEWABLE ENERGY:

Filers of proposals on renewable energy ask companies to increase their investment in renewable energy sources and to work to develop products that rely more on renewable energy sources. Increased use of renewable energy will reduce the negative environmental impact of energy companies. In addition, as supplies of oil and coal exist in the earth in limited quantities, renewable energy sources represent a competitive, and some would argue essential, long-term business strategy.

  . Vote FOR shareholder proposals seeking the preparation of a report on a company's activities related to the development of renewable energy sources.

  . Vote FOR shareholder proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

10C-4. DRILLING IN THE ARTIC NATIONAL WILDLIFE REFUGE:

The Arctic National Wildlife Refuge (ANWR) is a federally protected wilderness along Alaska's North Slope. Legislation has been introduced in both the House and Senate that, if passed, would allow a portion of this area to be leased to private companies for the development and production of oil. Oil companies have expressed an interest in bidding for these leases given the opportunity. In response, shareholder activists have filed resolutions asking these companies to cancel any plans to drill in the ANWR and cease their lobbying efforts to open the area for drilling. Proponents of shareholder proposals on this issue argue that the Coastal Plain section of the ANWR is the most environmentally sensitive area of the refuge, the majority of Alaska's North Slope that is not federally designated wilderness already provides the oil industry with sufficient resources for oil production, advocates of drilling in ANWR overstate the benefit to be derived from opening the wilderness to oil production. Those in favor of opening the area up to drilling note that only a small portion of ANWR would be considered for exploration, and if drilling were to take place, it would be on less than one percent of the entire area, that modern technology reduces the environmental impact of oil drilling on both the land and surrounding wildlife, and that oil production in ANWR would have considerable benefit to company shareholders, Alaskans, and the United States as a whole.

..   Vote FOR shareholder proposals asking companies to prepare a feasibility report or to adopt a policy not to mine, drill, or log in environmentally sensitive areas such as ANWR.

..   Vote FOR shareholder proposals seeking to prohibit or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.

10C-5. ADOPT/IMPLEMENT CERES PRINCIPLES:

The CERES Principles (Coalition for Environmentally Responsible Economies) require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signee to the CERES Principles would disclose its efforts in such areas through a standardized report submitted to CERES and made available to the public. CERES was formed in the wake of the March 1989 Exxon Valdez oil spill, when a consortium of investors, environmental groups, and religious organizations drafted what were originally named the Valdez Principles, and later to be renamed the CERES Principles. CERES has been widely criticized by corporations for being duplicative with existing programs, vague, and difficult to implement. However, CERES is still regarded by many shareholder activists as being an important component of a company's approach to environmental issues.

..   Vote FOR shareholder proposals to study or implement the CERES principles.

10C-6. PHASE OUT CHLORINE-BASED CHEMICALS:

A number of shareholder proposals have been filed in recent years asking companies to report on the possible phase-out of chlorine bleaching in the production of paper because of the negative environmental impact.

..   Vote FOR shareholder proposals to prepare a report on the phase-out of chorine bleaching in paper production.

..   Vote FOR shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.

10C-7. REPORT/REDUCE TOXIC EMISSIONS AND ASSESS COMMUNITY IMPACT:

Shareholder proposals asking companies to take steps to minimize their emissions of toxic chemicals or release of toxic waster into the environment can vary greatly. Some focus on reporting on the impact of these chemicals on the communities in which the company operates. Still others ask for a review of the company's efforts to minimize pollution.

..   Vote FOR shareholder proposals that seek to prepare a report on the company's procedures for reducing or preventing pollution and/or the impact of the company's pollution on the surrounding communities.

..   Vote FOR shareholder proposals calling on the company to establish a plan reduce toxic emissions.

10C-8. ADOPT A COMPREHENSIVE RECYCLING POLICY:

A number of companies have received proposals to step-up their recycling efforts, with the goal of reducing the company's negative impact on the environment and reducing costs over the long-term.

..   Vote FOR shareholder proposals requesting the preparation of a report on the company's recycling efforts.

..   Vote FOR shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

10C-9. NUCLEAR ENERGY:

Nuclear power continues to be a controversial method of producing electricity. Opponents of nuclear energy are primarily concerned with serious accidents and the related negative human health consequences and with the difficulties involved in nuclear waste storage.

..   Vote FOR shareholder proposals seeking the preparation of a report on a company's nuclear energy procedures.

..   Vote CASE-BY-CASE on proposals that ask the company to cease the production of nuclear power.

10C-10. WATER USE:

Shareholders may ask for a company to prepare a report evaluating the business risks linked to water use and impacts on the company's supply chain, including subsidiaries and bottling partners. Such proposals also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

..   Vote FOR shareholder proposals seeking the preparation of a report on a company's risks linked to water use.

10C-11 KYOTO PROTOCOL COMPLIANCE

With the Kyoto Protocol operational as of February 2005, ratifying countries have agreed to reduce their emissions of carbon dioxide and five other greenhouse gases. While some signatories have yet to release specific details of corporate regulations, the impact on multinationals operating in Kyoto-compliant countries is anticipated to be significant.

..   Vote FOR shareholder proposals asking companies to review and report on how companies will meet reduction targets of the Kyoto-compliant countries in which they operate.

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10C-12 REPORT ON THE SUSTAINABILITY OF CONCENTRATED AREA FEEDING OPERATIONS

The potential environmental impact on water, aquatic ecosystems, and local areas from odor and chemical discharges from CAFOs have led to lawsuits and EPA regulations. Certain shareholders have asked companies to provide additional details on their CAFOs in addition to those with which the companies contract to raise their livestock.

..   Vote FOR requests that companies report on the sustainability and the environmental impacts of both company-owned and contract livestock operations.

10D. Weapons

Weapons-related proposals may target handguns, landmines, defense contracting, or sale of weapons to foreign governments.

10D-1. REPORT ON HANDGUN SAFETY INITIATIVES:

Shareholders may ask for a company to report on policies and procedures that are aimed at curtailing the incidence of gun violence. Such a report may include: implementation of the company's contract instruction to distributors not to sell the company's weapons at gun shows or through pawn shops; recalls or retro-fits of products with safety-related defects causing death or serious injury to consumers, as well as development of systems to identify and remedy these defects; names and descriptions of products that are developed or are being developed for a combination of higher caliber/maximum capacity and greater conceal-ability; and the company's involvement in promotion campaigns that could be construed as aimed at children.

..   Vote FOR shareholder proposals asking the company to report on its efforts to promote handgun safety.

..   Vote FOR shareholder proposals asking the company to stop the sale of handguns and accessories.

10D-2. PREPARE REPORT TO RENOUNCE FUTURE LANDMINE PRODUCTION:

Although very few companies currently produce landmines, some companies continue to have links to landmine production or produce components that are used to make landmines. Shareholders have asked companies to renounce the future development of landmines or components or to prepare a report on the feasibility of such a renouncement.

..   Vote FOR shareholder proposals seeking a report or the renouncement of future landmine production.

10D-3. PREPARE REPORT ON FOREIGN MILITARY SALES:

Every year, shareholders file proxy resolutions asking companies to account for their policies surrounding the sale of military equipment to foreign governments. The proposals take various forms. One resolution simply calls on companies to report on their foreign military sales, providing information about any military products exported over the past three years, the company's basis for determining whether those sales should be made, and any procedures used to market or negotiate those sales. Another resolution calls for companies to report on "offsets" e.g. guarantee of new jobs in the purchasing country and technology transfers. Offsets involve a commitment by military contractors and the U.S. government to direct benefits back to a foreign government as a condition of a military sale.

..   Vote FOR shareholder proposals to report on foreign military sales or offset agreements.

..   Vote CASE-BY-CASE on proposals that call for outright restrictions on foreign military sales.

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10D-4. ADOPT ETHICAL CRITERIA FOR WEAPONS CONTRACTS:

Shareholders have requested that companies review their code of conduct and statements of ethical criteria for military production-related contract bids, awards and execution to incorporate environmental factors and sustainability issues related to the contract bidding process. Sustainability is a business model that requires companies to balance the needs and interests of various stakeholders while concurrently sustaining its business, communities, and environment for future generations.

..   Vote FOR shareholder proposals asking companies to review and amend, if necessary, the company's code of conduct and statements of ethical criteria for military production-related contract bids, awards and execution.

10E. CONSUMER ISSUES & PUBLIC SAFETY

10E-1. PHASE-OUT OR LABEL PRODUCTS CONTAINING GENETICALLY ENGINEERED
INGREDIENTS:

Shareholders ask companies engaged in the development of genetically modified agricultural products to adopt a policy of not marketing or distributing such products until "long term safety testing" demonstrates that they are not harmful to humans, animals or the environment. Until further long term testing demonstrates that these products are not harmful, companies in the restaurant and prepared foods industries are being asked to remove genetically altered ingredients from products they manufacture or sell, and label such products in the interim. Shareholders are asking supermarket companies to do the same for their own private label brands.

..   Vote FOR shareholder proposals to label products that contain genetically engineered products.

..   Vote FOR shareholder proposals that ask the company to phase out the use of genetically engineered ingredients in their products.

..   Vote FOR shareholder proposals that ask the company to report on the use of genetically engineered organisms in their products.

..   Vote FOR shareholder proposals asking for reports on the financial, legal, and operational risks posed by the use of genetically engineered organisms.

10E-2. TOBACCO-RELATED PROPOSALS:

Shareholders file resolutions annually asking that companies with ties to the tobacco industry account for their marketing and distribution strategies, particularly as they impact smoking by young people. While the specific resolutions for shareholder proponents vary from year to year, activist shareholders consistently make the tobacco industry one of their most prominent targets. Examples of tobacco proposals include: attempting to link executive compensation with teen smoking rates; the placement of company tobacco products in retail outlets; the impact of second hand smoke; and a review of advertising campaigns and their impact on children and minority groups.

..   Vote FOR shareholder proposals seeking to limit the sale of tobacco products to children.

..   Vote FOR shareholder proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies.

..   Vote FOR shareholder proposals that ask restaurants to adopt smoke-free policies and that ask tobacco companies to support smoke-free legislation.

..   Vote FOR shareholder proposals seeking a report on a tobacco company's advertising approach.

..   Vote FOR shareholder proposals at insurance companies to cease investment in tobacco companies.

..   Vote FOR proposals at producers of cigarette components calling for a report outlining the risks and potential liabilities of the production of these components.

..   Vote FOR proposals calling for tobacco companies to cease the production of tobacco products.

..   Vote FOR shareholder proposals asking companies to stop all advertising, marketing and sale of cigarettes using the terms "light," "ultra-light," "mild," and other similar words and/or colors.

..   Vote FOR shareholder proposals asking companies to increase health warnings on cigarette smoking. (i.e.: information for pregnant women, "Canadian Style" warnings, filter safety)

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10E-3. ADOPT POLICY/REPORT ON PREDATORY LENDING PRACTICES:

Predatory lending involves charging excessive fees to sub prime borrowers without adequate disclosure. More specifically, predatory lending includes misleading sub prime borrowers about the terms of a loan, charging excessive fees that are folded into the body of a refinancing loan, including life insurance policies or other unnecessary additions to a mortgage, or lending to homeowners with insufficient income to cover loan payments.

..   Vote FOR shareholder proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

10E-4. DISCLOSURE ON CREDIT IN DEVELOPING COUNTRIES (LDCS) OR FORGIVE LDC DEBT:

Shareholders have asked banks and other financial services firms to develop and disclose lending policies for less developed countries. Proponents are concerned that, without such policies, lending to developing countries may contribute to the outflow of capital, the inefficient use of capital, and corruption, all of which increase the risk of loan loss. In the interest of promoting improved LDC lending practices and responsible loan disclosure, we usually recommend voting for this type of proposal. In cases where it can be determined that companies have been proactive and responsible in developing policies, we recommend a vote against the proposal's adoption. We usually recommend against proposals that call for outright loan forgiveness; such action represents an unacceptable loss to lending institutions and their shareholders. We may support such proposals at banks that have failed to make reasonable provisions for non-performing loans as a means to encourage banks to change their policies.

..   Vote FOR shareholder proposals asking for disclosure on lending practices in developing countries, unless the company has demonstrated a clear proactive record on the issue.

..   Vote AGAINST shareholder proposals asking banks to forgive loans outright.

..   Vote CASE-BY-CASE on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.

..   Vote FOR proposals to restructure and extend the terms of non-performing loans.

10E-5. ADOPT POLICY/REPORT ON DRUG PRICING:

Shareholder proponents, activists and even some legislators have called upon drug companies to restrain pricing of prescription drugs. According to proponents, the high cost of prescription drugs is a vital issue for senior citizens across the country. Seniors have the greatest need for prescription drugs, accounting for about one-third of all prescription drug sales, but they often live on fixed incomes and are underinsured. Today about 20 million elderly people have little or no drug coverage in the U.S. and it is precisely this group, proponents argue, that faces that highest prescription drug costs. Proponents argue that the uninsured and underinsured pay substantially more for drugs than manufacturers' "favored" customers, such as HMOs and Federal agencies, and drug manufacturers are responsible for this discrepancy. Proponents also note that efforts to reign-in pharmaceutical costs will not negatively impact research and development (R&D) costs and that retail drug prices are consistently higher in the U.S. than in other industrialized nations. Proponents highlight this disparity, noting that pharmaceuticals sold to Canada are sold at a lower price than in the United States which has encouraged certain states and municipalities to re-import drugs from Canada, an action currently illegal under U.S. federal law. Pharmaceutical companies often respond that adopting a formal drug pricing policy could put the company at a competitive disadvantage. Against the backdrop of the AIDS crisis in Africa, shareholders have called on companies to address the issue of affordable drugs for the treatment of AIDS, as well as TB and Malaria. Generally we support increased disclosure of economic and legal risks, as well as developing policies favorable to consumer welfare, however we recommend that shareholders do not encourage companies to enact plans that run counter to existing laws and regulations.

..   Vote FOR shareholder proposals to prepare a report on drug pricing.

..   Vote FOR shareholder proposals to adopt a formal policy on drug pricing.

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..   Vote FOR shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, TB and Malaria drugs in third-world nations.

..   Vote FOR proposals asking for reports on the economic effects and legal risks of limiting pharmaceutical products to Canada or certain wholesalers.

..   Vote AGAINST proposals requesting that companies adopt policies not to constrain prescription drug re-importation by limiting supplies to foreign markets.

10E-6. REPORT ON THE IMPACT OF HEALTH PANDEMICS ON COMPANY OPERATIONS

Sub-Saharan Africa is the most affected region in the world with regard to the HIV/AIDS epidemic. In 2003, an estimated 26.6 million people in this region were living with HIV and approximately 2.3 million people died of AIDS. With limited access to antiretroviral treatment for HIV/AIDS, the increasing death toll is expected to have profound social, political and economic impact on that region and the companies or industries with operations in Sub-Saharan Africa. In the past, shareholder proposals asked companies to develop policies to provide affordable HIV/AIDS, Malaria, and Tuberculosis drugs in third-world countries. However, in recent years, shareholders have changed their tactic, asking instead for reports on the impact of these pandemics on company operations, including both pharmaceutical and non-pharmaceutical companies operating in high-risk areas. This change is consistent with the general shift in shareholder proposals towards risk assessment and mitigation.

..   Vote FOR shareholder proposals asking for companies to report on the impact of pandemics, such as HIV/AIDS, Malaria, and Tuberculosis, on their business strategies.

10E-7. ADULT ENTERTAINMENT:

Traditionally, there have not been many proposals filed in the area of adult entertainment. However, with the consolidation of the communications industry, a number of large companies have ended up with ownership of cable companies. These cable companies may offer their customers access to pay-per-view programming or channels intended for adult audiences. Proponents of shareholder proposals on this issue ask cable companies and companies with interests in cable companies to assess the costs and benefits of continuing to distribute sexually-explicit content, including the potential negative impact on the company's image.

..   Vote FOR shareholder proposals that seek a review of the company's involvement with pornography.

10E-8. ABORTION/RIGHT TO LIFE ISSUES:

Shareholder proposals pertaining to abortion and right to life issues are rare. However, in the past shareholders have asked companies to stop manufacturing abortifacient drugs, to separate abortifacient drug operations from other operations, or to discontinue acute-care or physician management practices that involve support for abortion services. As long as abortion is legal, our position is that issues related to abortion should be a personal decision, not a corporate one. Therefore we recommend abstaining on anti-abortion and right-to-life proposals.

..   ABSTAIN on shareholder proposals that address right to life issues.

10E-9. ANIMAL RIGHTS:

Shareholders and animal rights groups, including People for the Ethical Treatment of Animals (PETA), may file resolutions calling for the end to painful and unnecessary animal testing on laboratory animals by companies developing products for the cosmetics and medical supply industry. Since advanced testing methods now produce many reliable results without the use of live animals, we generally recommend voting for proposals on this issue. In cases where it can be determined that alternative testing methods are unreliable or are required by law, we recommend voting against such proposals. Other resolutions call for the adoption of animal welfare standards that would ensure humane treatment of animals on vendors farms and slaughter houses. We will generally vote in favor of such resolutions.

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..   Vote FOR shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not required by law.

..   Vote FOR shareholder proposals that ask companies to adopt or/and report on company animal welfare standards.

..   Vote FOR shareholder proposals asking companies to report on the operational costs and liabilities associated with selling animals.

10E-10. DISCLOSURE ON PLANT CLOSINGS:

Shareholders have asked that companies contemplating plant closures consider the impact of such closings on employees and the community, especially when such plan closures involve a community's largest employers. We usually recommend voting for greater disclosure of plant closing criteria. In cases where it can be shown that companies have been proactive and responsible in adopting these criteria, we recommend against the proposal.

..   Vote FOR shareholder proposals seeking greater disclosure on plant closing criteria if such information has not been provided by the company.

10E-11. REPORT ON THE FEASIBILITY OF REMOVING "HARMFUL" INGREDIENTS FROM COSMETIC PRODUCTS:

Shareholders have targeted a large cosmetics company with proposals asking the company to report on the feasibility of removing parabens from their cosmetic products. Parabens are synthetic preservatives that can prevent microbial bacteria and fungal growth in products and have come under scrutiny following a few key studies that identify the alkyl hydroxy benzoate preservatives (methyl-, ethyl-, propyl-, and butylparaben) as estrogenic, or mimicking the hormone estrogen. Steroidal estrogen has been identified as a "known human carcinogen" by the U.S. Department of Health Public Health Service and has caused concern that other ingredients with estrogenic properties may also contribute to increased cancer risk. Proponents of these paraben-related proposals usually note that although parabens are not actually carcinogenic, they do exhibit estrogenic characteristics and, therefore, their safety in cosmetic products should be "reassessed."

..   Vote FOR shareholder proposals asking companies to report on the feasibility of removing, or substituting with safer alternatives, all "harmful" ingredients used in company products.

10E-12 LAND PROCUREMENT AND DEVELOPMENT

Certain real estate developers including big-box large retailers have received criticism over their processes for acquiring and developing land. Given a 2005 Supreme Court decision allowing for the usage of eminent domain laws in the U.S. to take land from property-owners for tax generating purposes, as well as certain controversies outside of the U.S. with land procurement, some shareholders would like assurances that companies are acting ethically and with local stakeholders in mind.

..   Vote FOR shareholder proposals requesting that companies report on or adopt policies for land procurement and use that in corporate social and environmental factors.

10E-13 VIOLENCE AND ADULT THEMES IN VIDEO GAMES

Perceptions of increased sex and violence in video games have led certain shareholders to question the availability of adult-themed content to children and teens. The Entertainment Software Ratings Board, which provides ratings for video games, has classified approximately 34 percent of the total games it reviews as either Teen, Mature, or Adults Only.

..   Vote FOR shareholder proposals asking for reports on company policies related to the sale of mature-rated video games to children and teens.

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10F. DONATIONS, GOVERNMENT RELATIONS & OUTSOURCING

10F-1. CONTROL OVER CHARITABLE CONTRIBUTIONS:

Shareholders have attempted to impose criteria on companies for the selection of recipients of corporate charitable contributions that would further specific objectives supported by the sponsors of the proposals. We believe that management is in a much better position than shareholders to decide what criteria are appropriate for corporate charitable contributions. Also, some of the proposals would require companies to poll their shareholders as part of the grant-making process. Since many companies have hundreds of thousands of shareholders, contacting, confirming, and processing each individual opinion and/or consent would be burdensome and expensive.

..   Vote AGAINST shareholder proposals giving criteria or to require shareholder ratification of grants.

..   Vote AGAINST shareholder proposals requesting that companies prohibit charitable contributions.

10F-2. NON-PARTISANSHIP/ POLITICAL CONTRIBUTIONS:

Proponents of resolutions calling for the abolishment of political contributions or making contributions to political campaigns are concerned with the increasing power of corporations in the country's political process. These resolutions seek to limit the involvement of corporations in the political process.

..   Vote FOR proposals calling for a company to disclose its political contributions, unless the terms of the proposal are unduly restrictive

..   Vote FOR proposals calling for a company to maintain a policy of non-partisanship and to limit political contributions.

..   Vote AGAINST proposals calling for a company to refrain from making any political contributions.

10F-3. DISCLOSURE ON PRIOR GOVERNMENT SERVICE:

Shareholders have asked companies to disclose the identity of any senior executive and/or other high-level employee, consultant, lobbyist, attorney, or investment banker who has served in government. Although the movement of individuals between government and the private sector may benefit both, the potential also exists for conflicts of interest, especially in industries that have extensive dealings with government agencies.

..   Vote FOR shareholder proposals calling for the disclosure of prior government service of the company's key executives.

10F-4. REPORT ON RISKS OF OUTSOURCING:

Consumer interest in keeping costs low through comparison shopping, coupled with breakthroughs in productivity have prompted companies to look for methods of increasing profit margins while keeping prices competitive. Through a practice known as off-shoring, the outsourcing or moving of manufacturing and service operations to foreign markets with lower labor costs, companies have found one method where the perceived savings potential is quite substantial. Shareholder opponents of outsourcing argue that there may be long-term consequences to offshore outsourcing that outweigh short-term benefits such as backlash from a public already sensitive to off-shoring, security risks from information technology development overseas, and diminished employee morale. Shareholder proposals addressing outsourcing ask that companies prepare a report to shareholders evaluating the risk to the company's brand name and reputation in the U.S. from outsourcing and off-shoring of manufacturing and service work to other countries.

..   Vote FOR shareholders proposals asking for companies to report on the risks associated with outsourcing or off-shoring.

                                     C-45